UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2016

Date of reporting period: August 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

AUG    08.31.16

ANNUAL REPORT

AB HIGH YIELD PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

October 19, 2016

Annual Report

This report provides management’s discussion of fund performance for AB High Yield Portfolio (the “Fund”) for the annual reporting period ended August 31, 2016.

The performance information discussed below reflects in part the historical performance of the High Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”), and is based on the net asset value (“NAV”) per share of the Accounting Survivor prior to the reorganization of the Accounting Survivor into the Fund at the close of business July 26, 2016 (the “Reorganization”) and the Fund thereafter. Upon completion of the Reorganization, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the Fund assumed the performance, financial and other historical information of the Accounting Survivor, and the fiscal year end of the Fund changed from October 31 to August 31. Performance information of Class A, Class C, Advisor Class, Class R, Class K and Class I shares for periods prior to the Reorganization is the performance of the Fund’s Class Z shares, which is based on the Accounting Survivor’s performance, and is adjusted to reflect the respective expense ratios of the Class A, Class C, Advisor Class, Class R, Class K and Class I shares. The Accounting Survivor and the Fund have substantially similar investment objectives and strategies. Disclosure differences between the investment objectives and strategies for the Accounting Survivor and the Fund have not resulted in substantial differences in the actual management of the Funds, and the Reorganization is not expected to result in substantial changes in the actual management of the Fund. The portfolio managers of the Accounting Survivor are members of the portfolio management team of the Fund. The Fund has higher expenses than the Accounting Survivor (including a management fee, transfer agency and shareholder servicing fees). The Accounting Survivor’s performance would have been lower than that shown had it operated at the Fund’s current expense levels.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management. At least 80% of the Fund’s net assets will under normal circumstances be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by Standard & Poor’s Ratings Services or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser

AB HIGH YIELD PORTFOLIO •	1

attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

Investment Results

The table on page 8 shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the four-, six- and 12-month periods ended August 31, 2016.

All share classes underperformed the benchmark in all periods, before sales charges. Sector and security selection detracted in all three periods, relative to the benchmark. As oil prices began to stabilize after hitting lows in February 2016, underweight positions in the energy and basics sectors negatively impacted returns, as did security selection within basics. Security selection in energy also detracted in the four- and 12-month periods, but was a very modest contributor in the six-month period. An overweight in the financials sector detracted in the six-month period, as did security selection within non-government guaranteed agencies, though security selection within the latter contributed in the period. Yield-curve positioning contributed during the three periods. An underweight in five-year maturities helped returns in the four- and six-month periods, and also contributed, though somewhat less, in the 12-month period. An overweight in the 20- and 30-year parts of the curve contributed to performance in all three periods.

During the three periods, the Fund utilized currency forwards to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options

2	• AB HIGH YIELD PORTFOLIO

were also used for hedging and non-hedging purposes. Total return swaps and credit default swaps (both single name and index), were used to hedge credit risk as well as to take active credit and growth risk. Interest rate swaps and Treasury futures were used to manage duration, country exposure and yield-curve positioning.

Market Review and Investment Strategy

Fixed-income markets were volatile, but generally increased over the 12-month period ended August 31, 2016, as global growth trends and central bank actions in the world’s largest economies continued to move in different directions. After declining through the end of 2015 and the beginning of 2016, oil prices rebounded on the back of decreased global supply, contributing to a rally in emerging-market debt sectors. In December, the US Federal Reserve (the “Fed”) hiked rates for the first time in over nine years—a move that had been well-telegraphed and widely anticipated, and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in August, on the back of strength in the US labor market and a positive outlook for economic activity and inflation. The European Central Bank (the “ECB”) maintained an easing bias through the period, and central banks around the globe cut rates, with some, including the Bank of Japan and ECB, dipping into negative rate territory. Volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a surprise to investors. Investors initially responded by selling risk-sensitive assets and taking shelter in safe-haven government debt, though most markets outside of Europe stabilized a few days after the results. European markets also began to bounce back in July and August, helped by the Bank of England’s first rate cut in seven years to an historic low, and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while investors were disappointed by Japan’s fiscal and monetary stimulus measures.

Against this background, yields in G10 countries (the Group of 10 countries that have agreed to participate in the General Arrangements to Borrow, an agreement to provide the International Monetary Fund with additional funds to increase its lending ability) fell almost across the board, with UK yields reaching historic lows in the final months of the period. Developed-market Treasuries generally finished the first half of the period behind emerging-market local-currency government bonds and the double-digit rally in high-yield credit, but performed in line with investment-grade credit; in the 12-month period, developed-market Treasuries generally outperformed the other three aforementioned sectors of the market. High-yield markets did well

AB HIGH YIELD PORTFOLIO •	3

over the period, with the commodity-linked energy sector up the most in the first half of the period (helped by stabilization in commodity prices), and the basics sector posting the highest returns in the 12-month period. Consumer-related sectors lagged the rising market over the 12-month period.

4	• AB HIGH YIELD PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB HIGH YIELD PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB HIGH YIELD PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB HIGH YIELD PORTFOLIO •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2016 (unaudited)	NAV Returns
	4 Months	6 Months	12 Months
AB High Yield Portfolio*
Class A	5.18%	13.69%	6.04%

Class C	4.92%	13.26%	5.25%

Advisor Class†	5.27%	13.83%	6.30%

Class R†	5.09%	13.55%	5.77%

Class K†	5.19%	13.69%	6.05%

Class I†	5.27%	13.83%	6.30%

Class Z†	5.16%	13.71%	6.19%

Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	6.47%	15.56%	9.12%

*    Performance based on the NAV per share of the Accounting Survivor prior to the Reorganization. Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the four-, six- and 12-month periods ended August 31, 2016, by 0.02%, 0.02% and 0.02%, respectively.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB High Yield Portfolio Class A shares (from 8/31/06 to 8/31/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Performance based on the NAV per share of the Accounting Survivor prior to the Reorganization.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• AB HIGH YIELD PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2016 (unaudited)
	NAV Returns	SEC Returns* (reflects applicable sales charges)	SEC Yields†

Class A Shares			2.68%
1 Year	6.04%	1.53%
5 Years	7.51%	6.58%
10 Years	7.99%	7.52%

Class C Shares			2.04%
1 Year	5.25%	4.29%
5 Years	6.71%	6.71%
10 Years	7.18%	7.18%

Advisor Class Shares‡			3.07%
1 Year	6.30%	6.30%
5 Years	7.78%	7.78%
10 Years	8.26%	8.26%

Class R Shares‡			2.96%
1 Year	5.77%	5.77%
5 Years	7.24%	7.24%
10 Years	7.72%	7.72%

Class K Shares‡			3.28%
1 Year	6.05%	6.05%
5 Years	7.51%	7.51%
10 Years	7.99%	7.99%

Class I Shares‡			3.61%
1 Year	6.30%	6.30%
5 Years	7.78%	7.78%
10 Years	8.26%	8.26%

Class Z Shares‡			3.61%
1 Year	6.19%	6.19%
5 Years	7.75%	7.75%
10 Years	8.25%	8.25%

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance and footnotes continued on next page)

AB HIGH YIELD PORTFOLIO •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.77%, 2.55%, 1.52%, 1.83%, 1.57%, 1.29% and 1.29% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.05%, 1.80%, 0.80%, 1.30%, 1.05%, 0.80% and 0.80% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser prior to July 15, 2015 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Annual Fund Operating Expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Performance based on the NAV per share of the Accounting Survivor prior to the Reorganization.

†	SEC yields are calculated based on SEC guidelines for the 30-day period ended August 31, 2016.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

10	• AB HIGH YIELD PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns* (reflects applicable sales charges)

Class A Shares
1 Year	5.44%
5 Years	7.44%
10 Years	7.41%

Class C Shares
1 Year	8.26%
5 Years	7.56%
10 Years	7.08%

Advisor Class Shares†
1 Year	10.46%
5 Years	8.66%
10 Years	8.16%

Class R Shares†
1 Year	9.80%
5 Years	8.10%
10 Years	7.61%

Class K Shares†
1 Year	10.08%
5 Years	8.37%
10 Years	7.88%

Class I Shares†
1 Year	10.47%
5 Years	8.66%
10 Years	8.16%

Class Z Shares†
1 Year	10.35%
5 Years	8.64%
10 Years	8.15%

*	Performance based on the NAV per share of the Accounting Survivor prior to the Reorganization.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

AB HIGH YIELD PORTFOLIO •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*		Annualized Expense Ratio*
Class A
Actual	$1,000	$1,013.30	$1.05	*	1.06	%*
Hypothetical**	$1,000	$1,003.88	$1.04	*	1.06	%*
Class C
Actual	$1,000	$1,012.50	$1.79	*	1.81	%*
Hypothetical**	$1,000	$1,003.14	$1.78	*	1.81	%*
Advisor Class
Actual	$1,000	$1,013.50	$0.80	*	0.81	%*
Hypothetical**	$1,000	$1,004.12	$0.80	*	0.81	%*

12	• AB HIGH YIELD PORTFOLIO

Expense Example

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*		Annualized Expense Ratio*
Class R
Actual	$1,000	$1,013.00	$1.29	*	1.30	%*
Hypothetical**	$1,000	$1,003.64	$1.28	*	1.30	%*
Class K
Actual	$1,000	$1,013.30	$1.04	*	1.05	%*
Hypothetical**	$1,000	$1,003.89	$1.03	*	1.05	%*
Class I
Actual	$1,000	$1,013.50	$0.80	*	0.81	%*
Hypothetical**	$1,000	$1,004.12	$0.80	*	0.81	%*
Class Z
Actual	$1,000	$1,187.80	$2.20	***	0.40	%***
Hypothetical**	$1,000	$1,023.13	$2.03	***	0.40	%***
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 37/366 (to reflect the since inception period).
**	Assumes 5% annual return before expenses.
***	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AB HIGH YIELD PORTFOLIO •	13

Expense Example

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $88.0

*	All data are as of August 31, 2016. The Fund’s security breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Investment Companies, Options Purchased—Calls, Options Purchased—Puts and Warrants.

14	• AB HIGH YIELD PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

August 31, 2016

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 67.6%
Industrial – 57.0%
Basic – 4.7%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	87	$83,629
Aleris International, Inc. 7.875%, 11/01/20		60	61,800
Anglo American Capital PLC 3.25%, 4/03/23(a)	EUR	80	88,171
4.875%, 5/14/25(a)	U.S.$	127	127,318
ArcelorMittal 5.125%, 6/01/20		58	60,320
6.125%, 6/01/18-6/01/25		410	433,890
7.75%, 3/01/41		80	83,200
8.00%, 10/15/39		201	216,075
Axalta Coating Systems LLC 4.875%, 8/15/24(a)		150	156,375
Cliffs Natural Resources, Inc. 4.875%, 4/01/21		63	49,928
8.00%, 9/30/20(a)		34	32,725
8.25%, 3/31/20(a)		102	106,590
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		290	279,850
Freeport-McMoRan, Inc. 2.375%, 3/15/18		104	102,310
3.875%, 3/15/23		378	324,135
4.55%, 11/14/24		95	83,125
5.40%, 11/14/34		51	39,780
5.45%, 3/15/43		173	132,345
Jefferson Smurfit Corp./US 8.25%, 10/01/12(b)(c)(d)		166	83
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		47	51,700
Lundin Mining Corp. 7.875%, 11/01/22(a)		35	37,450
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(d)(e)(f)		206	247
Momentive Performance Materials, Inc. 3.88%, 10/24/21		161	133,058
8.875%, 10/15/20(c)(d)(g)		161	– 0	–
Novelis Corp. 6.25%, 8/15/24(a)		200	208,500
Novelis, Inc. 8.75%, 12/15/20		165	172,837
Peabody Energy Corp. 6.00%, 11/15/18(d)(e)		472	97,940
10.00%, 3/15/22(a)(d)(e)		104	33,540

AB HIGH YIELD PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PQ Corp. 6.75%, 11/15/22(a)	U.S.$	60	$63,600
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		15	17,869
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(b)(c)(d)		172	86
Steel Dynamics, Inc. 5.125%, 10/01/21		15	15,600
6.125%, 8/15/19		117	120,803
Teck Resources Ltd. 3.75%, 2/01/23		50	42,875
4.50%, 1/15/21		142	135,255
5.20%, 3/01/42		124	90,830
5.40%, 2/01/43		111	82,695
6.25%, 7/15/41		22	18,191
8.00%, 6/01/21(a)		11	11,873
8.50%, 6/01/24(a)		14	15,750
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		152	147,440
9.75%, 12/01/17		125	129,375
United States Steel Corp. 8.375%, 7/01/21(a)		72	78,300

			4,167,463

Capital Goods – 5.2%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)		28	21,630
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)		45	47,588
Apex Tool Group LLC 7.00%, 2/01/21(a)		118	111,510
Ardagh Finance Holdings SA 8.625%, 6/15/19(a)(h)		33	34,372
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.625%, 5/15/23(a)		60	61,050
6.00%, 6/30/21(a)		170	175,100
7.25%, 5/15/24(a)		10	10,638
Berry Plastics Corp. 5.125%, 7/15/23		33	33,805
6.00%, 10/15/22		42	44,520
Bombardier, Inc. 6.00%, 10/15/22(a)		30	28,350
6.125%, 1/15/23(a)		25	23,500
7.50%, 3/15/25(a)		441	418,950
Clean Harbors, Inc. 5.125%, 6/01/21		170	174,675
5.25%, 8/01/20		18	18,495

16	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CNH Industrial Capital LLC 3.375%, 7/15/19	U.S.$	88	$89,210
3.625%, 4/15/18		60	61,200
3.875%, 7/16/18		99	101,623
EnPro Industries, Inc. 5.875%, 9/15/22		86	88,795
FBM Finance, Inc. 8.25%, 8/15/21(a)		94	98,465
Gardner Denver, Inc. 6.875%, 8/15/21(a)		88	81,180

GFL Environmental, Inc. 7.875%, 4/01/20(a)		24	24,840
9.875%, 2/01/21(a)		141	153,690
Herc Rentals, Inc. 7.75%, 6/01/24(a)		157	164,065
KLX, Inc. 5.875%, 12/01/22(a)		144	151,128
Masco Corp. 5.95%, 3/15/22		60	69,660
7.125%, 3/15/20		30	34,650
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		67	70,517
Owens-Illinois, Inc. 7.80%, 5/15/18		25	27,375
Pactiv LLC 7.95%, 12/15/25		141	153,690
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		150	155,625
7.00%, 7/15/24(a)		51	54,634
8.25%, 2/15/21		269	279,760
9.00%, 4/15/19		250	252,500
9.875%, 8/15/19		100	102,875
Sealed Air Corp. 6.875%, 7/15/33(a)		184	199,180
SPX FLOW, Inc. 5.625%, 8/15/24(a)		26	26,715
5.875%, 8/15/26(a)		27	27,878
Standard Industries, Inc./NJ 5.125%, 2/15/21(a)		71	74,994
6.00%, 10/15/25(a)		105	115,106
TA MFG. Ltd. 3.625%, 4/15/23(a)	EUR	100	111,069
TransDigm, Inc. 6.375%, 6/15/26(a)	U.S.$	357	364,140
United Rentals North America, Inc. 5.50%, 7/15/25		213	219,656
5.75%, 11/15/24		51	53,295

			4,611,698

AB HIGH YIELD PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 8.6%
Altice Financing SA 6.625%, 2/15/23(a)	U.S.$	429	$446,696
7.50%, 5/15/26(a)		200	210,500
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	75	106,119
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23	U.S.$	177	185,850
5.25%, 9/30/22		21	22,050
5.375%, 5/01/25(a)		42	44,258
5.75%, 1/15/24		3	3,191
5.875%, 4/01/24-5/01/27(a)		73	78,148
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		180	182,025
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		139	140,564
Series B 6.50%, 11/15/22		77	80,658
CSC Holdings LLC 5.25%, 6/01/24		115	111,909
6.625%, 10/15/25(a)		9	9,776
7.625%, 7/15/18		172	186,620
8.625%, 2/15/19		35	39,200
10.125%, 1/15/23(a)		333	380,036
DISH DBS Corp. 5.00%, 3/15/23		40	38,504
5.125%, 5/01/20		41	42,435
5.875%, 11/15/24		549	541,451
6.75%, 6/01/21		69	74,132
7.875%, 9/01/19		62	69,130
Gray Television, Inc. 5.875%, 7/15/26(a)		85	88,612
Hughes Satellite Systems Corp. 7.625%, 6/15/21		121	129,167
iHeartCommunications, Inc. 6.875%, 6/15/18		395	304,150
9.00%, 12/15/19-9/15/22		260	201,354
Intelsat Jackson Holdings SA 5.50%, 8/01/23		422	288,015
8.00%, 2/15/24(a)		35	35,131
9.50%, 9/30/22(a)		105	116,550
Intelsat Luxembourg SA 7.75%, 6/01/21		299	88,205
Lamar Media Corp. 5.875%, 2/01/22		20	21,000
Match Group, Inc. 6.375%, 6/01/24		33	35,929

18	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(a)	U.S.$	137	$146,590
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		162	171,720
National CineMedia LLC 5.75%, 8/15/26(a)		47	48,234
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		17	17,723
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(a)		96	100,080
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		166	170,543
Radio One, Inc. 7.375%, 4/15/22(a)		126	127,575
9.25%, 2/15/20(a)		161	152,145
RR Donnelley & Sons Co. 7.25%, 5/15/18		17	18,105
8.25%, 3/15/19		124	140,120
Sinclair Television Group, Inc. 5.625%, 8/01/24(a)		249	259,358
6.125%, 10/01/22		58	61,335
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		138	140,070
TEGNA, Inc. 4.875%, 9/15/21(a)		156	161,850
5.50%, 9/15/24(a)		17	17,935
Time, Inc. 5.75%, 4/15/22(a)		303	298,834
Townsquare Media, Inc. 6.50%, 4/01/23(a)		23	23,115
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		107	112,617
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		364	380,200
UPCB Finance IV Ltd. 5.375%, 1/15/25(a)		119	122,272
Videotron Ltd. 5.00%, 7/15/22		64	67,120
Virgin Media Finance PLC 4.875%, 2/15/22		8	7,040
Virgin Media Secured Finance PLC 4.875%, 1/15/27(a)	GBP	133	182,945
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(h)	U.S.$	45	44,991

AB HIGH YIELD PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19	U.S.$	194	$204,185
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		62	62,310

			7,540,377

Communications - Telecommunications – 7.4%
Altice Luxembourg SA 7.25%, 5/15/22(a)	EUR	81	95,462
CenturyLink, Inc. Series T 5.80%, 3/15/22	U.S.$	81	83,803
Series U 7.65%, 3/15/42		55	49,720
Series W 6.75%, 12/01/23		116	122,090
Columbus Cable Barbados Ltd. 7.375%, 3/30/21(a)		229	245,030
CommScope, Inc. 5.00%, 6/15/21(a)		74	76,775
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		84	87,990
8.25%, 10/15/23		205	213,712
Embarq Corp. 7.995%, 6/01/36		198	205,301
Frontier Communications Corp. 6.25%, 9/15/21		207	201,891
7.125%, 3/15/19-1/15/23		257	257,343
7.625%, 4/15/24		188	176,720
7.875%, 1/15/27		44	39,875
8.125%, 10/01/18		15	16,500
9.00%, 8/15/31		105	101,850
10.50%, 9/15/22		31	33,732
11.00%, 9/15/25		276	298,080
Level 3 Communications, Inc. 5.75%, 12/01/22		26	27,170
Sable International Finance Ltd. 6.875%, 8/01/22(a)		144	149,040
SBA Communications Corp. 5.625%, 10/01/19		20	20,600
SFR Group SA 6.00%, 5/15/22(a)		283	289,226
7.375%, 5/01/26(a)		185	191,013
SoftBank Group Corp. 4.50%, 4/15/20, TBA(a)		57	59,280
Sprint Capital Corp. 8.75%, 3/15/32		229	227,282

20	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sprint Communications, Inc. 6.00%, 11/15/22	U.S.$	350	$316,750
9.00%, 11/15/18(a)		334	367,817
Sprint Corp. 7.125%, 6/15/24		106	98,845
7.25%, 9/15/21		168	166,110
7.625%, 2/15/25		487	462,346
7.875%, 9/15/23		85	82,619
T-Mobile USA, Inc. 6.25%, 4/01/21		399	416,456
6.375%, 3/01/25		161	173,075
6.50%, 1/15/24-1/15/26		214	230,534
Telecom Italia Capital SA 6.375%, 11/15/33		192	198,480
7.20%, 7/18/36		112	119,980
7.721%, 6/04/38		96	105,360
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		10	10,438
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		180	182,250
6.50%, 4/30/20(a)		110	115,157
Windstream Services LLC 6.375%, 8/01/23		143	129,951
7.50%, 4/01/23		120	114,150

			6,559,803

Consumer Cyclical - Automotive – 1.5%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		200	202,750
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		128	133,760
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		186	183,210
Dana Financing Luxembourg Sarl 6.50%, 6/01/26(a)		104	108,940
Dana, Inc. 5.375%, 9/15/21		97	100,880
Exide Technologies Series AI 7.00%, 4/30/25(b)(h)(i)		279	133,697
11.00%, 4/30/20(g)(h)		104	83,293
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		97	92,150
LKQ Corp. 4.75%, 5/15/23		154	155,540
Meritor, Inc. 7.875%, 3/01/26(i)(j)		79	106,897
Navistar International Corp. 8.25%, 11/01/21		23	18,899

AB HIGH YIELD PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ZF North America Capital, Inc. 4.00%, 4/29/20(a)	U.S.$	32	$33,980

			1,353,996

Consumer Cyclical - Entertainment – 0.6%
AMC Entertainment, Inc. 5.75%, 6/15/25		103	105,583
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), 8/15/19(a)(h)		104	103,480
ClubCorp Club Operations, Inc. 8.25%, 12/15/23(a)		41	43,357
Pinnacle Entertainment, Inc. 5.625%, 5/01/24(a)		129	131,580
Regal Entertainment Group 5.75%, 3/15/22		115	120,319
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		15	16,163

			520,482

Consumer Cyclical - Other – 4.0%
Beazer Homes USA, Inc. 5.75%, 6/15/19		112	112,140
7.50%, 9/15/21		40	38,800
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(d)(e)		217	119,350
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		112	113,680
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22		120	120,900
CalAtlantic Group, Inc. 5.875%, 11/15/24		26	28,080
6.25%, 12/15/21		78	85,605
8.375%, 5/15/18		134	147,400
Dakota Merger Sub, Inc. 7.75%, 9/01/23(a)		53	53,729
DR Horton, Inc. 4.00%, 2/15/20		152	159,220
Eldorado Resorts, Inc. 7.00%, 8/01/23		77	81,235
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21		20	21,106
4.875%, 11/01/20		26	27,820
5.375%, 11/01/23-4/15/26		50	54,688
International Game Technology 7.50%, 6/15/19		71	80,052
International Game Technology PLC 6.25%, 2/15/22(a)		158	170,245
6.50%, 2/15/25(a)		250	271,000

22	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Isle of Capri Casinos, Inc. 5.875%, 3/15/21	U.S.$	9	$9,394
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		146	106,580
7.25%, 10/15/20(a)		36	32,220
KB Home 4.75%, 5/15/19		92	93,610
7.00%, 12/15/21		76	81,130
7.50%, 9/15/22		35	37,362
8.00%, 3/15/20		20	22,150
Lennar Corp. 4.50%, 11/15/19		209	220,756
4.75%, 11/15/22		28	29,470
MDC Holdings, Inc. 5.50%, 1/15/24		20	20,900
6.00%, 1/15/43		123	110,085
Meritage Homes Corp. 6.00%, 6/01/25		73	77,745
7.00%, 4/01/22		15	16,725
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24(a)		26	28,210
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		25	25,375
PulteGroup, Inc. 5.00%, 1/15/27		30	30,675
6.00%, 2/15/35		183	186,660
7.875%, 6/15/32		36	41,922
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		25	25,500
6.125%, 4/01/25(a)		206	208,575
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)		107	109,675
5.875%, 4/15/23(a)		81	84,645
Toll Brothers Finance Corp. 4.00%, 12/31/18		51	53,104
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		79	82,061
5.50%, 3/01/25(a)		73	73,730

			3,493,309

Consumer Cyclical - Restaurants – 0.4%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		132	138,105
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(a)	GBP	3	3,761
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(a)		7	9,146

AB HIGH YIELD PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)	GBP	130	$174,550

			325,562

Consumer Cyclical - Retailers – 1.7%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)	U.S.$	134	118,842
Argos Merger Sub, Inc. 7.125%, 3/15/23(a)		219	230,224
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	130	114,375
CST Brands, Inc. 5.00%, 5/01/23	U.S.$	28	29,610
Dollar Tree, Inc. 5.75%, 3/01/23		102	109,777
Group 1 Automotive, Inc. 5.00%, 6/01/22		138	138,690
JC Penney Corp., Inc. 5.875%, 7/01/23(a)		7	7,304
L Brands, Inc. 6.875%, 11/01/35		128	139,840
8.50%, 6/15/19		266	311,552
Levi Strauss & Co. 6.875%, 5/01/22		15	15,938
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(h)		83	67,438
Rite Aid Corp. 6.125%, 4/01/23(a)		158	170,574
Serta Simmons Bedding LLC 8.125%, 10/01/20(a)		12	12,510
Sonic Automotive, Inc. 5.00%, 5/15/23		15	14,925
Wolverine World Wide, Inc. 6.125%, 10/15/20		10	10,325

			1,491,924

Consumer Non-Cyclical – 9.8%
Air Medical Merger Sub Corp. 6.375%, 5/15/23(a)		197	192,567
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.75%, 3/15/25(a)		84	86,940
6.625%, 6/15/24(a)		86	92,330
Alere, Inc. 6.375%, 7/01/23(a)		27	27,608
Amsurg Corp. 5.625%, 7/15/22		81	83,632
Aramark Services, Inc. 5.125%, 1/15/24		23	23,848

24	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(h)	U.S.$	251	$151,227
9.25%, 2/15/19(a)		108	92,610
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	21	27,549
5.50%, 7/15/21(a)		25	31,351
Care UK Health & Social Care PLC 5.528% (LIBOR 3 Month + 5.00%), 7/15/19(a)(k)		33	37,917
Cerberus Nightingale 1 SARL 8.25%, 2/01/20(a)	EUR	92	105,700
CHS/Community Health Systems, Inc. 6.875%, 2/01/22	U.S.$	601	498,830
Concordia International Corp. 7.00%, 4/15/23(a)		18	13,950
9.50%, 10/21/22(a)		212	174,370
Constellation Brands, Inc. 3.75%, 5/01/21		72	76,140
4.25%, 5/01/23		20	21,338
7.25%, 5/15/17		40	41,550
DaVita HealthCare Partners, Inc. 5.00%, 5/01/25		57	57,770
Endo Finance LLC 5.75%, 1/15/22(a)		163	151,896
Endo Finance LLC/Endo Finco, Inc. 7.25%, 1/15/22(a)		25	24,250
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		247	224,152
6.50%, 2/01/25(a)(l)		63	55,913
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		329	328,177
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	15	20,131
HCA, Inc. 4.25%, 10/15/19	U.S.$	636	667,005
5.875%, 2/15/26		31	32,783
6.50%, 2/15/20		235	259,675
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		25	26,250
Horizon Pharma, Inc. 6.625%, 5/01/23		114	112,575
HRG Group, Inc. 7.875%, 7/15/19		157	166,027
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		126	114,187
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		16	17,280
10.50%, 11/01/18		213	218,857

AB HIGH YIELD PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mallinckrodt International Finance SA 3.50%, 4/15/18	U.S.$	98	$98,122
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, 4/15/20(a)		11	11,248
5.50%, 4/15/25(a)		94	92,590
5.625%, 10/15/23(a)		100	100,375
5.75%, 8/01/22(a)		107	107,401
Manitowoc Foodservice, Inc. 9.50%, 2/15/24(a)		22	24,860
MEDNAX, Inc. 5.25%, 12/01/23(a)		34	35,785
MPH Acquisition Holdings LLC 7.125%, 6/01/24(a)		81	87,075
NBTY, Inc. 7.625%, 5/15/21(a)		174	177,915
Post Holdings, Inc. 5.00%, 8/15/26(a)		132	131,670
6.00%, 12/15/22(a)		19	20,165
7.75%, 3/15/24(a)		10	11,113
8.00%, 7/15/25(a)		51	58,268
R&R Ice Cream PLC 5.50%, 5/15/20(a)	GBP	58	78,280
Revlon Escrow Corp. 6.25%, 8/01/24(a)	U.S.$	45	46,800
RSI Home Products, Inc. 6.50%, 3/15/23(a)		302	318,610
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		199	200,990
5.875%, 8/01/21(a)		162	169,290
6.625%, 8/15/22		20	21,200
Spectrum Brands, Inc. 6.125%, 12/15/24		36	38,835
6.375%, 11/15/20		30	31,163
6.625%, 11/15/22		37	39,590
Sun Products Corp. (The) 7.75%, 3/15/21(a)		187	194,246
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	64	77,457
Tenet Healthcare Corp. 4.50%, 4/01/21	U.S.$	25	25,238
5.50%, 3/01/19		118	115,640
6.75%, 6/15/23		18	17,123
6.875%, 11/15/31		339	280,522
8.00%, 8/01/20		365	370,931
8.125%, 4/01/22		118	119,475
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(a)		215	187,587
5.875%, 5/15/23(a)		372	326,430

26	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.125%, 4/15/25(a)	U.S.$	658	$578,217
6.75%, 8/15/18(a)		129	129,374
Valvoline, Inc. 5.50%, 7/15/24(a)		24	25,188
Vizient, Inc. 10.375%, 3/01/24(a)		30	34,050

			8,639,208

Energy – 7.2%
Antero Resources Corp. 5.125%, 12/01/22		123	121,462
Berry Petroleum Co. LLC 6.50%, 9/15/22(d)(e)		333	173,160
California Resources Corp. 5.00%, 1/15/20		34	19,295
5.50%, 9/15/21		64	32,960
6.00%, 11/15/24		17	8,203
8.00%, 12/15/22(a)		154	103,950
Cenovus Energy, Inc. 3.00%, 8/15/22		18	17,181
3.80%, 9/15/23		8	7,728
4.45%, 9/15/42		106	86,288
5.70%, 10/15/19		33	35,465
6.75%, 11/15/39		5	5,339
CHC Helicopter SA 9.25%, 10/15/20(d)(e)(g)		432	211,680
9.375%, 6/01/21(d)(e)(g)		90	16,595
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24(a)		100	107,000
Chesapeake Energy Corp. 3.93% (LIBOR 3 Month + 3.25%), 4/15/19(k)		119	107,695
6.125%, 2/15/21		13	10,855
6.875%, 11/15/20		267	234,292
7.25%, 12/15/18		20	19,850
8.00%, 12/15/22(a)		5	4,763
Cobalt International Energy, Inc. 2.625%, 12/01/19(i)		138	62,962
Continental Resources, Inc./OK 3.80%, 6/01/24		9	8,123
4.50%, 4/15/23		41	38,643
4.90%, 6/01/44		87	72,645
DCP Midstream Operating LP 3.875%, 3/15/23		19	18,050
5.60%, 4/01/44		91	83,265
Denbury Resources, Inc. 4.625%, 7/15/23		54	34,830
5.50%, 5/01/22		67	45,895
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		118	86,854

AB HIGH YIELD PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy Transfer Equity LP 5.875%, 1/15/24	U.S.$	68	$69,700
7.50%, 10/15/20		16	17,520
Ensco PLC 4.50%, 10/01/24		38	27,051
5.20%, 3/15/25		251	180,720
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		26	14,235
7.75%, 9/01/22		91	49,822
9.375%, 5/01/20		167	107,715
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		290	261,000
7.00%, 6/15/23		40	36,400
Halcon Resources Corp. 8.625%, 2/01/20(a)		47	44,650
13.00%, 2/15/22(a)(d)(e)		14	7,770
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)		41	40,180
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		173	105,530
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(d)(e)		342	73,530
Murphy Oil Corp. 6.125%, 12/01/42		72	64,438
6.875%, 8/15/24		13	13,595
Noble Holding International Ltd. 3.95%, 3/15/22		62	47,120
6.95%, 4/01/25(j)		68	55,420
7.95%, 4/01/45(l)		90	65,700
Oasis Petroleum, Inc. 6.50%, 11/01/21		11	10,148
6.875%, 3/15/22-1/15/23		78	72,405
Pacific Drilling SA 5.375%, 6/01/20(a)		141	40,890
Paragon Offshore PLC 6.75%, 7/15/22(a)(d)(e)		70	19,775
7.25%, 8/15/24(a)(d)(e)		291	82,207
PHI, Inc. 5.25%, 3/15/19		287	271,215
Precision Drilling Corp. 6.50%, 12/15/21		79	73,272
QEP Resources, Inc. 5.25%, 5/01/23		7	6,860
5.375%, 10/01/22		115	113,850
6.875%, 3/01/21		2	2,091
Range Resources Corp. 4.875%, 5/15/25		88	84,920
Rowan Cos., Inc. 5.85%, 1/15/44		121	85,958

28	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sabine Pass Liquefaction LLC 5.625%, 2/01/21(j)	U.S.$	300	$315,000
5.625%, 3/01/25		7	7,403
5.75%, 5/15/24		100	106,250
5.875%, 6/30/26(a)		85	90,950
6.25%, 3/15/22		165	176,550
SandRidge Energy, Inc. 7.50%, 2/15/23(d)(e)		98	6,738
8.125%, 10/15/22(d)(e)		160	11,000
8.75%, 6/01/20(a)(d)(e)		65	25,513
SM Energy Co. 5.00%, 1/15/24		65	59,394
5.625%, 6/01/25		34	31,790
Southern Star Central Corp. 5.125%, 7/15/22(a)		120	120,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		187	179,987
Tervita Corp. 8.00%, 11/15/18(f)		183	178,882
9.75%, 11/01/19(f)		5	1,325
10.875%, 2/15/18(f)		475	127,656
Transocean, Inc. 5.05%, 10/15/22(l)		192	153,120
6.80%, 3/15/38		332	214,970
9.00%, 7/15/23(a)		172	165,550
Vantage Drilling International 7.50%, 11/01/19(b)(c)(d)		157	– 0	–
10.00%, 12/31/20(b)		4	3,480
10.00%, 12/31/20(f)		3	2,760
Weatherford International Ltd. 5.95%, 4/15/42		29	20,373
6.75%, 9/15/40		11	8,085
Weatherford International Ltd./Bermuda 6.50%, 8/01/36		97	71,780
7.00%, 3/15/38		112	84,280
Whiting Petroleum Corp. 1.25%, 4/01/20(i)		95	75,109
5.00%, 3/15/19		32	29,600
WPX Energy, Inc. 5.25%, 9/15/24		66	60,885
6.00%, 1/15/22		48	46,680

			6,296,125

Other Industrial – 0.6%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		44	38,940
B456 Systems, Inc. 3.75%, 4/15/16(b)(d)(i)(m)		71	2,840

AB HIGH YIELD PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Belden, Inc. 5.50%, 9/01/22(a)	U.S.$	27	$28,148
5.50%, 4/15/23(a)	EUR	21	24,949
General Cable Corp. 5.75%, 10/01/22	U.S.$	66	62,679
Laureate Education, Inc. 10.00%, 9/01/19(a)		291	267,356
Modular Space Corp. 10.25%, 1/31/19(a)		109	44,690
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		22	21,835

			491,437

Services – 1.2%
ADT Corp. (The) 3.50%, 7/15/22		80	76,600
4.125%, 6/15/23		299	293,020
APX Group, Inc. 6.375%, 12/01/19		34	34,892
7.875%, 12/01/22		67	70,518
7.875%, 12/01/22(a)		56	58,940
8.75%, 12/01/20		104	99,970
IHS Markit Ltd. 5.00%, 11/01/22(a)		93	98,812
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		265	288,519

			1,021,271

Technology – 3.1%
Alcatel-Lucent USA, Inc. 6.45%, 3/15/29		134	145,725
Avaya, Inc. 7.00%, 4/01/19(a)		216	160,920
10.50%, 3/01/21(a)		153	39,780
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		290	255,200
BMC Software, Inc. 7.25%, 6/01/18		2	1,945
CDW LLC/CDW Finance Corp. 5.50%, 12/01/24		12	12,860
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		78	80,730
Dell, Inc. 6.50%, 4/15/38		179	167,812
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.875%, 6/15/21(a)		110	116,308
7.125%, 6/15/24(a)		203	219,921

30	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energizer Holdings, Inc. 5.50%, 6/15/25(a)	U.S.$	108	$112,590
First Data Corp. 5.00%, 1/15/24(a)		84	85,470
7.00%, 12/01/23(a)		106	111,035
General Cable Corp. 4.50%, 11/15/29(i)(l)		101	71,457
Goodman Networks, Inc. 12.125%, 7/01/18		205	101,475
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(h)		105	98,437
Infor US, Inc. 6.50%, 5/15/22		99	100,361
Iron Mountain Europe PLC 6.125%, 9/15/22(a)	GBP	75	104,692
Iron Mountain, Inc. 4.375%, 6/01/21(a)	U.S.$	70	72,275
6.00%, 10/01/20(a)		25	26,563
Micron Technology, Inc. 5.25%, 8/01/23(a)		30	29,025
5.50%, 2/01/25		213	206,344
Nokia Oyj 5.375%, 5/15/19		15	16,219
6.625%, 5/15/39		48	52,320
Sanmina Corp. 4.375%, 6/01/19(a)		125	130,469
Sophia LP/Sophia Finance, Inc. 9.00%, 9/30/23(a)		73	75,464
Western Digital Corp. 10.50%, 4/01/24(a)		124	140,120

			2,735,517

Transportation - Airlines – 0.1%
Air Canada 6.75%, 10/01/19(a)		15	15,563
8.75%, 4/01/20(a)		103	110,725

			126,288

Transportation - Services – 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		93	92,070
5.50%, 4/01/23		47	48,704
6.375%, 4/01/24(a)		88	92,884
CEVA Group PLC 9.00%, 9/01/21(a)		75	52,594
Europcar Groupe SA 5.75%, 6/15/22(a)	EUR	24	28,171

AB HIGH YIELD PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hertz Corp. (The) 5.875%, 10/15/20	U.S.$	201	$208,286
XPO CNW, Inc. 6.70%, 5/01/34		121	89,540
7.25%, 1/15/18		43	43,967
XPO Logistics, Inc. 6.125%, 9/01/23(a)		9	9,247
6.50%, 6/15/22(a)		101	104,914

			770,377

			50,144,837

Financial Institutions – 8.1%
Banking – 4.2%
Ally Financial, Inc. 3.25%, 2/13/18		101	102,010
4.125%, 3/30/20		416	429,520
4.75%, 9/10/18		192	199,440
8.00%, 12/31/18-11/01/31		363	426,740
Barclays Bank PLC 6.86%, 6/15/32(a)(n)		50	57,104
7.75%, 4/10/23		239	253,340
BBVA International Preferred SAU 1.384% (EURIBOR 3 Month + 1.65%), 12/22/16(k)(n)	EUR	29	28,309
4.952%, 12/20/16(a)(n)		50	51,018
Citigroup, Inc. 5.95%, 1/30/23(n)	U.S.$	178	185,120
Countrywide Capital III Series B 8.05%, 6/15/27		159	202,609
Credit Agricole SA 7.589%, 1/30/20(n)	GBP	150	216,670
HT1 Funding GmbH 6.352%, 6/30/17(n)	EUR	258	289,111
Lloyds Bank PLC 4.385%, 5/12/17(n)		50	59,886
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(n)	U.S.$	75	83,250
Royal Bank of Scotland Group PLC 3.625%, 3/25/24(a)	EUR	178	198,116
8.00%, 8/10/25(n)	U.S.$	110	106,447
8.625%, 8/15/21(n)		200	203,750
Series U 7.64%, 9/30/17(n)		300	295,125
Societe Generale SA 5.922%, 4/05/17(a)(n)		132	134,088
8.00%, 9/29/25(a)(n)		108	109,890
Zions Bancorporation 5.65%, 11/15/23		48	48,600

			3,680,143

32	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(d)(m)	U.S.$	1,453	$105,343

Finance – 2.8%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(h)		219	4,372
CIT Group, Inc. 3.875%, 2/19/19		20	20,444
5.25%, 3/15/18		178	185,565
5.50%, 2/15/19(a)		622	658,542
Creditcorp 12.00%, 7/15/18(f)		114	45,600
Enova International, Inc. 9.75%, 6/01/21		230	193,315
Navient Corp. 4.625%, 9/25/17		144	147,132
4.875%, 6/17/19		353	356,530
5.00%, 10/26/20		162	162,810
5.875%, 3/25/21		2	2,028
6.125%, 3/25/24		9	8,640
7.25%, 1/25/22		44	45,705
8.00%, 3/25/20		335	363,475
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		323	253,151

			2,447,309

Insurance – 0.4%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		30	31,500
Genworth Holdings, Inc. 4.80%, 2/15/24		30	24,150
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		237	274,920

			330,570

Other Finance – 0.5%
CNG Holdings, Inc. 9.375%, 5/15/20(a)		78	43,290
iPayment, Inc. 9.50%, 12/15/19(f)		207	204,208
Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	88	107,485
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)	U.S.$	6	4,215
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		167	75,150

			434,348

AB HIGH YIELD PORTFOLIO •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.1%
FelCor Lodging LP 6.00%, 6/01/25	U.S.$	93	$96,022
VEREIT Operating Partnership LP 4.875%, 6/01/26		27	29,093

			125,115

			7,122,828

Utility – 2.5%
Electric – 2.5%
AES Corp./VA 4.875%, 5/15/23		110	111,375
7.375%, 7/01/21		174	199,665
Calpine Corp. 5.50%, 2/01/24		15	14,963
5.75%, 1/15/25		283	281,939
7.875%, 1/15/23(a)		37	39,035
DPL, Inc. 6.75%, 10/01/19		86	86,860
Dynegy, Inc. 5.875%, 6/01/23		26	23,595
6.75%, 11/01/19		111	113,775
7.375%, 11/01/22		177	174,787
7.625%, 11/01/24		23	22,540
Emera, Inc. Series 2016-A 6.75%, 6/15/76		86	92,988
FirstEnergy Corp. Series A 2.75%, 3/15/18		20	20,203
Series B 4.25%, 3/15/23		29	30,687
Series C 7.375%, 11/15/31		147	191,999
GenOn Energy, Inc. 7.875%, 6/15/17		152	122,360
NRG Energy, Inc. 6.25%, 7/15/22		41	41,871
7.875%, 5/15/21		64	66,720
Series WI 6.25%, 5/01/24		143	141,927
Talen Energy Supply LLC 4.60%, 12/15/21		114	89,205
6.50%, 5/01/18-6/01/25		105	99,382
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)(e)		201	65,325

34	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Viridian Group FundCo II Ltd. 7.50%, 3/01/20(a)	EUR	114	$135,503

			2,166,704

Total Corporates – Non-Investment Grade (cost $59,491,476)			59,434,369

CORPORATES – INVESTMENT GRADE – 8.6%
Financial Institutions – 4.4%
Banking – 1.9%
BPCE SA 5.70%, 10/22/23(a)	U.S.$	282	308,659
Danske Bank A/S 5.684%, 2/15/17(n)	GBP	80	106,602
Deutsche Bank AG Series G 3.375%, 5/12/21	U.S.$	173	172,948
HSBC Capital Funding Dollar1 LP 10.176%, 6/30/30(a)(n)		64	96,501
JPMorgan Chase & Co. 2.295%, 8/15/21		166	167,010
Series V 5.00%, 7/01/19(n)		16	15,960
Lloyds Banking Group PLC 3.10%, 7/06/21		200	204,260
Santander UK Group Holdings PLC 2.875%, 8/05/21		200	199,771
Standard Chartered PLC 3.95%, 1/11/23(a)		200	200,932
UBS Group Funding Jersey Ltd. 2.65%, 2/01/22(a)		220	219,918

			1,692,561

Brokerage – 0.2%
E*TRADE Financial Corp. 5.375%, 11/15/22		15	16,106
GFI Group, Inc. 8.375%, 7/19/18		117	125,775

			141,881

Finance – 0.5%
AerCap Aviation Solutions BV 6.375%, 5/30/17		100	103,125
HSBC Finance Corp. 6.676%, 1/15/21		80	92,324
International Lease Finance Corp. 8.75%, 3/15/17		57	59,066
8.875%, 9/01/17		221	235,365

			489,880

AB HIGH YIELD PORTFOLIO •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 1.2%
Aetna, Inc. 2.40%, 6/15/21	U.S.$	369	$374,668
Allstate Corp. (The) 6.50%, 5/15/57		36	41,580
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		106	169,403
Progressive Corp. (The) 6.70%, 6/15/37		157	150,720
Prudential Financial, Inc. 5.625%, 6/15/43		240	257,400
XLIT Ltd. 5.50%, 3/31/45		12	12,062
Series E 6.50%, 4/15/17(n)		38	28,443

			1,034,276

REITS – 0.6%
DDR Corp. 7.875%, 9/01/20		40	48,127
EPR Properties 7.75%, 7/15/20		166	193,458
HCP, Inc. 4.25%, 11/15/23		170	179,238
Senior Housing Properties Trust 6.75%, 12/15/21		30	34,350
Welltower, Inc. 4.95%, 1/15/21		113	124,387

			579,560

			3,938,158

Industrial – 3.9%
Basic – 0.5%
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		16	15,920
Glencore Funding LLC 2.125%, 4/16/18(a)		7	6,947
4.00%, 4/16/25(a)		17	16,745
4.625%, 4/29/24(a)		27	27,405
Rio Tinto Finance USA Ltd. 3.50%, 11/02/20		331	352,483

			419,500

Capital Goods – 0.2%
General Electric Co. Series D 5.00%, 1/21/21(n)		172	184,470

36	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25(a)	U.S.$	111	$122,480

Communications - Telecommunications – 0.3%
Qwest Corp. 6.75%, 12/01/21		173	192,936
6.875%, 9/15/33		38	37,742

			230,678

Consumer Cyclical - Automotive – 0.1%
General Motors Financial Co., Inc. 3.10%, 1/15/19		90	91,811

Consumer Cyclical - Other – 0.1%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		94	94,940

Consumer Non-Cyclical – 1.2%
AbbVie, Inc. 2.30%, 5/14/21		436	440,546
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21		129	133,028
Forest Laboratories LLC 5.00%, 12/15/21(a)		10	11,231
Newell Brands, Inc. 3.15%, 4/01/21		297	310,071
Teva Pharmaceutical Finance Netherlands III BV 1.70%, 7/19/19		132	132,284

			1,027,160

Energy – 1.0%
Enterprise Products Operating LLC Series A 4.465% (LIBOR 3 Month + 3.71%), 8/01/66(k)		14	13,125
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		39	47,084
Marathon Oil Corp. 5.20%, 6/01/45		34	30,468
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		10	10,115
5.00%, 10/01/22		53	56,348
5.50%, 4/15/23		107	110,719
Shell International Finance BV 2.25%, 11/10/20		390	398,949

AB HIGH YIELD PORTFOLIO •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Williams Partners LP 3.35%, 8/15/22	U.S.$	134	$131,093
5.10%, 9/15/45		76	74,508

			872,409

Technology – 0.4%
Hewlett Packard Enterprise Co. 6.35%, 10/15/45 (a)		53	54,704
Micron Technology, Inc. 7.50%, 9/15/23 (a)		61	67,252
Seagate HDD Cayman 4.75%, 1/01/25		96	88,833
4.875%, 6/01/27		26	22,788
Western Digital Corp. 7.375%, 4/01/23 (a)		123	133,455

			367,032

			3,410,480

Utility – 0.3%
Electric – 0.1%
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		119	102,786

Natural Gas – 0.2%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21 (a)		150	155,940

			258,726

Total Corporates – Investment Grade (cost $7,361,826)			7,607,364

BANK LOANS – 4.4%
Industrial – 4.1%
Basic – 0.4%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 3.75% (LIBOR 1 Month + 2.75%), 6/30/19(k)		155	154,572
Ineos US Finance LLC 4.25% (LIBOR 2 Month + 3.25%), 3/31/22(k)		162	161,883
Magnetation LLC 12.00%, 10/14/16(b)(c)(h)		254	33,041

			349,496

Consumer Cyclical - Automotive – 0.2%
CS Intermediate Holdco 2 LLC 4.00% (LIBOR 3 Month + 3.00%), 4/04/21(k)		87	87,043
Navistar, Inc. 6.50% (LIBOR 3 Month + 5.50%), 8/07/20(k)		110	103,692

			190,735

38	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.3%
ClubCorp Club Operations, Inc. 4.25% (LIBOR 3 Month + 3.25%), 12/15/22(k)	U.S.$	136	$136,969
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.00% (LIBOR 3 Month + 3.25%), 5/14/20(k)		87	86,988

			223,957

Consumer Cyclical - Other – 0.6%
Beazer Homes USA, Inc. 6.406% (LIBOR 3 Month + 5.50%), 3/11/18(b)(k)		15	15,286
CityCenter Holdings, LLC 4.25% (LIBOR 3 Month + 3.25%), 10/16/20(k)		193	193,993
La Quinta Intermediate Holdings L.L.C. 3.75% (LIBOR 3 Month + 2.75%), 4/14/21(k)		136	134,595
Scientific Games International, Inc. 6.00% (LIBOR 1 Month + 5.00%), 10/01/21(k)		91	90,812
Station Casinos LLC 3.75% (LIBOR 1 Month + 3.00%), 6/08/23(k)		93	92,916

			527,602

Consumer Cyclical - Retailers – 0.5%
Harbor Freight Tools USA, Inc. 4.00% (LIBOR 3 Month + 3.25%), 8/18/23(k)		113	113,626
J.C. Penney Corporation, Inc. 5.25% (LIBOR 3 Month + 4.25%), 6/23/23(k)		86	86,322
Petco Animal Supplies, Inc. 5.00% (LIBOR 3 Month + 4.00%), 1/26/23(k)		251	252,913

			452,861

Consumer Non-Cyclical – 0.6%
Acadia Healthcare Company, Inc. 4.50% (LIBOR 1 Month + 3.75%), 2/16/23(k)		7	6,914
Air Medical Group Holdings, Inc. 4.25% (LIBOR 3 Month + 3.25%), 4/28/22(k)		75	73,953
Arbor Pharmaceuticals, LLC 6.00% (LIBOR 3 Month + 5.00%), 7/05/23(k)		133	132,668

AB HIGH YIELD PORTFOLIO •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DJO Finance LLC 4.25% (LIBOR 1 Month + 3.25%), 6/08/20(k)	U.S.$	87	$83,746
Grifols Worldwide Operations Limited 3.443% (LIBOR Weekly + 3.00%), 2/27/21(k)		61	61,867
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00% (LIBOR 3 Month + 3.75%), 8/17/18(k)		84	81,058
Mallinckrodt International Finance S.A. 3.50% (LIBOR 3 Month + 2.75%), 3/19/21(k)		103	103,287
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã€ R.L. 4.75% (LIBOR 3 Month + 3.75%), 6/30/21(k)		9	9,129
Vizient, Inc. 6.25% (LIBOR 1 Month + 5.00%), 2/13/23(k)		7	7,561

			560,183

Energy – 0.2%
California Resources Corporation 8/05/21(o)		159	166,399
Chesapeake Energy Corporation 8/23/21(o)		47	48,424

			214,823

Other Industrial – 0.5%
Gardner Denver, Inc. 4.25% (LIBOR 1 Month + 3.25%), 7/30/20(k)		77	73,096
Gates Global LLC 4.25% (LIBOR 3 Month + 3.25%), 7/06/21(k)		52	51,497
Manitowoc Foodservice, Inc. 5.75% (LIBOR 1 Month + 4.75%), 3/03/23(k)		2	1,887
Sedgwick Claims Management Services, Inc. 3.75% (LIBOR 3 Month + 2.75%), 3/01/21(k)		86	84,544
Travelport Finance (Luxembourg) S.Ã r.l. 5.00% (LIBOR 3 Month + 4.00%), 9/02/21(k)		133	132,628
Unifrax Holding Co. 4.50% (EURIBOR 3 Month + 3.50%), 11/28/18(k)	EUR	63	69,086

			412,738

40	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.8%
Avago Technologies Cayman Holdings Ltd. 3.508% (LIBOR 1 Month + 3.00%), 2/01/23(k)(o)	U.S.$	58	$58,707
BMC Software Finance Inc. 5.00% (LIBOR 3 Month + 4.00%), 9/10/20(k)		127	121,240
MTS Systems Corporation 5.00% (LIBOR 3 Month + 4.25%), 7/05/23(k)		93	93,670
Smart Modular Technologies (Global), Inc. 8.25% (LIBOR 3 Month + 7.00%), 8/26/17(b)(k)		74	61,377
Solera, LLC (Solera Finance, Inc.) 5.75% (LIBOR 3 Month + 4.75%), 3/03/23(k)		209	209,688
Veritas US, Inc. 6.625% (LIBOR Weekly + 5.63%), 1/27/23(k)		146	133,945

			678,627

			3,611,022

Financial Institutions – 0.2%
Finance – 0.2%
Delos Finance S.Ã r.l. 3.50% (LIBOR 3 Month + 2.75%), 3/06/21(k)		151	151,029

Utility – 0.1%
Natural Gas – 0.1%
EP Energy LLC (fka Everest Acquisition LLC) 6/30/21(o)		90	88,537

Total Bank Loans (cost $4,046,519)			3,850,588

		Shares
COMMON STOCKS – 2.1%
Consumer Discretionary – 1.1%
Auto Components – 0.0%
Exide Technologies (d)(g)		5,227	5,227

Automobiles – 0.2%
General Motors Co.		3,720	118,742

Hotels, Restaurants & Leisure – 0.5%
eDreams ODIGEO SA(d)		41,613	106,943
Eldorado Resorts, Inc.(d)		6,619	92,401

AB HIGH YIELD PORTFOLIO •	41

Portfolio of Investments

Company	Shares	U.S. $ Value

International Game Technology PLC	5,800	$132,414
Las Vegas Sands Corp.	1,964	98,613

		430,371

Household Durables – 0.2%
Hovnanian Enterprises, Inc. – Class A(d)	11,241	20,459
MDC Holdings, Inc.	3,081	80,445
Taylor Morrison Home Corp. – Class A(d)	4,800	84,672

		185,576

Media – 0.2%
Clear Channel Outdoor Holdings, Inc. – Class A	10,500	70,875
DISH Network Corp. – Class A(d)	860	43,198
Townsquare Media, Inc. – Class A(d)	8,330	81,217

		195,290

		935,206

Materials – 0.3%
Chemicals – 0.1%
LyondellBasell Industries NV – Class A	606	47,808

Metals & Mining – 0.2%
ArcelorMittal (New York)(d)	7,589	44,396
Constellium NV – Class A(d)	8,704	65,106
Neenah Enterprises, Inc.(b)(c)(d)	15,377	92,569

		202,071

		249,879

Information Technology – 0.2%
IT Services – 0.1%
Travelport Worldwide Ltd.	6,192	85,016

Technology Hardware, Storage & Peripherals – 0.1%
EMC Corp.	3,698	107,205

		192,221

Energy – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Chesapeake Energy Corp.(d)	10,350	65,722
EP Energy Corp. – Class A(d)	8,583	35,362
Triangle Petroleum Corp.(d)	10,455	2,357
Vantage Drilling International(b)(d)	282	22,278
Whiting Petroleum Corp.(d)	7,108	51,817

		177,536

Health Care – 0.2%
Health Care Providers & Services – 0.1%
Community Health Systems, Inc.(d)	2,784	29,733
LifePoint Health, Inc.(d)	1,419	80,315
Quorum Health Corp.(d)	646	3,973

		114,021

42	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

Pharmaceuticals – 0.1%
Endo International PLC(d)		1,388	$28,732

			142,753

Industrials – 0.1%
Machinery – 0.1%
Navistar International Corp.(d)		7,043	98,884

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(d)		55,000	2,480

			101,364

Financials – 0.0%
Diversified Financial Services – 0.0%
iPayment, Inc.(b)(c)(d)		12,411	40,956

Total Common Stocks (cost $1,982,320)			1,839,915

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 1.4%
Mexico – 0.3%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	4,125	217,653

United States – 1.1%
U.S. Treasury Bonds 3.125%, 11/15/41	U.S.$	464	550,662
U.S. Treasury Notes 1.875%, 8/31/22		440	453,355

			1,004,017

Total Governments – Treasuries (cost $1,119,591)			1,221,670

		Shares
PREFERRED STOCKS – 1.3%
Financial Institutions – 1.1%
Banking – 0.2%
GMAC Capital Trust I 6.602%		2,875	72,623
US Bancorp Series F 6.50%		3,625	112,411

			185,034

AB HIGH YIELD PORTFOLIO •	43

Portfolio of Investments

Company		Shares	U.S. $ Value

REITS – 0.9%
Sovereign Real Estate Investment Trust 12.00%(a)		624	$792,480

			977,514

Industrial – 0.1%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(d)		1,680	7,140

Energy – 0.1%
Halcon Resources Corp. 5.75%		203	8,729
Sanchez Energy Corp. 4.875%		3,300	86,212
SandRidge Energy, Inc. 8.50%		1,400	385

			95,326

			102,466

Utility – 0.1%
Electric – 0.1%
SCE Trust III 5.75%		1,450	45,226

Total Preferred Stocks (cost $1,355,179)			1,125,206

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.9%
Risk Share Floating Rate – 0.8%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.674% (LIBOR 1 Month + 7.15%), 7/25/23(k)	U.S.$	50	58,267
Series 2013-DN2, Class M2 4.774% (LIBOR 1 Month + 4.25%), 11/25/23(k)		180	187,611
Series 2014-DN1, Class M3 5.024% (LIBOR 1 Month + 4.50%), 2/25/24(k)		125	133,182
Series 2014-HQ2, Class M3 4.274% (LIBOR 1 Month + 3.75%), 9/25/24(k)		185	190,645

44	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.774% (LIBOR 1 Month + 5.25%), 10/25/23(k)	U.S.$	50	$54,828
Series 2014-C01, Class M2 4.924% (LIBOR 1 Month + 4.40%), 1/25/24(k)		93	98,041
Series 2015-C03, Class 1M2 5.524% (LIBOR 1 Month + 5.00%), 7/25/25(k)		25	26,429
Series 2015-C03, Class 2M2 5.524% (LIBOR 1 Month + 5.00%), 7/25/25(k)		10	10,628

			759,631

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		26	20,647
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		44	38,064

			58,711

Total Collateralized Mortgage Obligations (cost $800,270)			818,342

ASSET-BACKED SECURITIES – 0.8%
Home Equity Loans - Floating Rate – 0.4%
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(k)		292	151,737
Lehman XS Trust Series 2007-6, Class 3A5 5.08%, 5/25/37(j)		154	209,891

			361,628

Home Equity Loans - Fixed Rate – 0.2%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35		197	195,228

Other ABS - Fixed Rate – 0.2%
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(a)		55	56,654
Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		100	101,428

			158,082

Total Asset-Backed Securities (cost $618,462)			714,938

AB HIGH YIELD PORTFOLIO •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.8%
Non-Agency Fixed Rate CMBS – 0.8%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41	U.S.$	25	$24,832
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.657%, 7/10/47(a)		50	42,334
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.107%, 1/10/47(a)		100	84,728
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.05%, 1/15/47(a)		100	92,788
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AJ 5.484%, 2/15/40		360	360,997
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		71	70,823

Total Commercial Mortgage-Backed Securities (cost $689,768)			676,502

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.5%
Communications - Telecommunications – 0.1%
Digicel Ltd. 6.75%, 3/01/23(a)		125	114,062

Consumer Cyclical - Retailers – 0.0%
Edcon Ltd. 9.50%, 3/01/18(d)(e)(f)	EUR	81	26,654

Consumer Non-Cyclical – 0.3%
Arcelik AS 5.00%, 4/03/23(a)	U.S.$	98	97,633
Tonon Luxembourg SA 7.25%, 1/24/20(a)(b)(d)(e)(h)		20	2,263
USJ Acucar e Alcool SA 9.875% (9.875% Cash or 12.00% PIK), 11/09/21(a)(h)		200	156,760
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(d)(e)(f)		330	22,275

			278,931

46	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(a)	U.S.$	30	$30,651

Total Emerging Markets – Corporate Bonds (cost $977,285)			450,298

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.5%
United States – 0.5%
State of California Series 2010 7.60%, 11/01/40		85	140,235
7.95%, 3/01/36		185	222,053
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41		45	43,874

Total Local Governments – Municipal Bonds (cost $302,692)			406,162

EMERGING MARKETS – SOVEREIGNS – 0.2%
Argentina – 0.1%
Argentine Republic Government International Bond Series 1 8.75%, 6/02/17		123	128,720

Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 9/15/27		134	65,258

Total Emerging Markets – Sovereigns (cost $246,013)			193,978

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.1%
Petrobras Global Finance BV 6.75%, 1/27/41		119	103,976

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		52	48,360

Total Governments – Sovereign Agencies (cost $123,712)			152,336

AB HIGH YIELD PORTFOLIO •	47

Portfolio of Investments

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
iShares Russell 2000 ETF (cost $95,612)		834	$102,766

WARRANTS – 0.1%
Financials – 0.1%
Diversified Financial Services – 0.1%
iPayment Holdings, Inc., expiring 12/29/22(b)(c)(d)		73,570	38,992

Consumer Discretionary – 0.0%
Automobiles – 0.0%
Peugeot SA, expiring 4/29/17(d)		8,520	22,429

Materials – 0.0%
Communications Equipment – 0.0%
FairPoint Communications, Inc., expiring 1/24/18(b)(d)		3,340	33

Total Warrants (cost $43,798)			61,454

		Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 26, 5 Year Index RTP, Goldman Sachs International (Buy Protection) Expiration: Oct 2016, Exercise Rate: 103.00%(d)	U.S.$	3,990	27,080
IRS Swaption, JPMorgan Chase Bank, NA Expiration: Oct 2016, Pay 1.955% Receive 3 Month LIBOR(d)		3,870	1,949

			29,029

		Contracts
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 2016, Exercise Price: $210.00(d)(p)		172	8,944

Total Options Purchased – Puts (premiums paid $47,425)			37,973

48	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Contracts	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.0%
Options on Equities – 0.0%
Cliffs Natural Resources, Inc. Expiration: Oct 2016, Exercise Price: $8.00(d)(p)		269	$2,287

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 2016, Exercise Price: $225.00(d)(p)		144	576

Total Options Purchased – Calls (premiums paid $28,024)			2,863

SHORT-TERM INVESTMENTS – 9.6%
Investment Companies – 9.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(q)(r) (cost $8,108,424)		8,108,424	8,108,424

		Principal Amount (000)
U.S. Treasury Bills – 0.4%
U.S. Treasury Bill Zero Coupon, 9/29/16 (cost $349,929)	U.S.$	350	349,929

Total Short-Term Investments (cost $8,458,353)			8,458,353

Total Investments – 99.1% (cost $87,788,325)			87,155,077
Other assets less liabilities – 0.9%			814,417

Net Assets – 100.0%			$87,969,494

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	13	September 2016	$422,421	$439,376	$16,955
U.S. T-Note 10 Yr (CBT) Futures	31	December 2016	4,043,119	4,058,578	15,459

AB HIGH YIELD PORTFOLIO •	49

Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2016	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Russell 2000 Mini Futures	3	September 2016	$353,678	$371,640	$(17,962)
S&P 500 E-Mini Futures	10	September 2016	1,077,281	1,084,750	(7,469)

					$6,983

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	15,656	USD	241	10/13/16	$3,617
Barclays Bank PLC	CNY	2,180	USD	324	9/22/16	(1,907)
Brown Brothers Harriman & Co.	CAD	111	USD	84	9/08/16	(480)
Brown Brothers Harriman & Co.	USD	40	SEK	341	9/09/16	372
Citibank, NA	KRW	404,310	USD	352	9/22/16	(10,610)
Deutsche Bank AG	TWD	14,162	USD	448	10/06/16	537
Goldman Sachs Bank USA	BRL	1,070	USD	330	9/02/16	(1,135)
Goldman Sachs Bank USA	USD	330	BRL	1,070	9/02/16	900
Goldman Sachs Bank USA	CNY	529	USD	79	9/22/16	(223)
Goldman Sachs Bank USA	KRW	98,024	USD	86	9/22/16	(1,790)
Goldman Sachs Bank USA	USD	245	RUB	15,886	10/13/16	(4,793)
JPMorgan Chase Bank, NA	USD	260	PEN	862	9/15/16	(6,454)
Morgan Stanley & Co., Inc.	BRL	1,070	USD	329	9/02/16	(1,765)
Morgan Stanley & Co., Inc.	USD	330	BRL	1,070	9/02/16	1,135
Morgan Stanley & Co., Inc.	USD	326	BRL	1,070	10/04/16	1,834
State Street Bank & Trust Co.	CAD	460	USD	352	9/08/16	1,455
State Street Bank & Trust Co.	NOK	2,860	USD	336	9/09/16	(7,057)
State Street Bank & Trust Co.	USD	337	NOK	2,860	9/09/16	5,900
State Street Bank & Trust Co.	USD	193	SEK	1,640	9/09/16	(1,130)
State Street Bank & Trust Co.	SGD	584	USD	430	9/22/16	995
State Street Bank & Trust Co.	GBP	929	USD	1,220	9/23/16	(828)
State Street Bank & Trust Co.	USD	184	MXN	3,513	9/29/16	1,829
State Street Bank & Trust Co.	EUR	2,011	USD	2,217	10/06/16	(30,002)
State Street Bank & Trust Co.	JPY	45,814	USD	454	10/21/16	9,767

						$(39,833)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Cliffs Natural Resources, Inc.(p)	269	$10.00	October 2016	$6,449	$(673)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(p)	172	$200.00	September 2016	$4,465	$(1,978)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 26, 5 Year Index RTP	Goldman Sachs International	Sell	99.00%	10/19/16	$3,990	$5,586	$(6,265)

50	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2016	Notional Amount (000)			Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)%	3.93%		$494		$(26,994)	$(15,196)
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	(5.00)	3.11	EUR	14		(1,425)	(476)
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)	1.64		$409		(28,372)	(24,008)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		4,923		(268,189)	(173,070)
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	(1.00)	0.32		227		(3,240)	(2,101)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.67		3,279		(41,487)	(18,084)
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)	1.19	EUR	– 0	–^	(17)	(44)
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	(5.00)	3.11		46		(4,669)	(1,575)

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	2.70		$485		39,270	11,014
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.05		481		37,515	15,318
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	2.70		1,814		146,868	44,810

						$(150,740)	$(163,412)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$300	1/15/26	1.978%	3 Month LIBOR	$(15,719)
Citigroup Global Markets, Inc./(CME Group)	170	2/16/26	1.625%	3 Month LIBOR	(3,291)
Citigroup Global Markets, Inc./(CME Group)	150	3/31/26	1.693%	3 Month LIBOR	(4,666)

AB HIGH YIELD PORTFOLIO •	51

Portfolio of Investments

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$100	5/03/26	1.770%	3 Month LIBOR	$(3,739)
Morgan Stanley & Co., LLC/(CME Group)	2,835	9/02/25	2.248%	3 Month LIBOR	(235,232)
Morgan Stanley & Co., LLC/(CME Group)	661	1/15/26	1.978%	3 Month LIBOR	(34,706)
Morgan Stanley & Co., LLC/(CME Group)	481	2/16/26	1.625%	3 Month LIBOR	(9,312)
Morgan Stanley & Co., LLC/(CME Group)	800	6/01/26	1.714%	3 Month LIBOR	(23,554)

					$(330,219)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/17*	(5.00)%	0.64%	$287	$(9,880)	$(4,556)	$(5,324)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)	5.80	269	(1,276)	(3,052)	1,776
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/17*	(5.00)	1.02	299	(12,646)	(8,003)	(4,643)
Citibank, NA
Bombardier, Inc., 7.45%, 5/01/34, 3/20/17*	(5.00)	1.67	150	(4,238)	(2,945)	(1,293)
Bombardier, Inc., 7.45%, 5/01/34, 3/20/17*	(5.00)	1.67	151	(4,266)	(2,871)	(1,395)
United States Steel Corp., 6.65%, 6/01/37, 3/20/17*	(5.00)	0.79	278	(9,154)	(4,110)	(5,044)
Credit Suisse International
Western Union Co., 3.65%, 8/22/18, 3/20/17*	(1.00)	0.15	151	(1,001)	(106)	(895)

52	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Implied Credit Spread at August 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Western Union Co., 3.65%, 8/22/18, 9/20/17*	(1.00	) %	0.24%		$60	$(583)	$(742)	$159
Western Union Co., 3.65%, 8/22/18, 9/20/17*	(1.00)		0.24		145	(1,408)	(677)	(731)
Deutsche Bank AG
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)		34.07		14	5,555	723	4,832
Goldman Sachs Bank USA
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/17*	(5.00)		1.27		299	(8,978)	(5,285)	(3,693)
Dell, Inc., 7.10%, 4/15/28, 3/20/17*	(1.00)		0.45		271	(1,378)	1,182	(2,560)
First Data Corp., 12.625%, 1/15/21, 3/20/17*	(5.00)		0.56		280	(9,772)	(3,848)	(5,924)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/17*	(1.00)		0.15		301	(2,044)	(308)	(1,736)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)		53.97		277	65,982	(4,409)	70,391
Goldman Sachs International
British Telecommunications PLC, 5.75%, 12/07/28, 6/20/20*	(1.00)		0.55	EUR	170	(3,633)	(4,721)	1,088
British Telecommunications PLC, 5.75%, 12/07/28, 6/20/20*	(1.00)		0.55		880	(18,859)	(17,972)	(887)
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/16*	(5.00)		28.11		$103	5,938	11,023	(5,085)
Morgan Stanley Capital Services LLC
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)		34.07		17	6,348	826	5,522

AB HIGH YIELD PORTFOLIO •	53

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
Altice Finco S.A., 9.00%, 6/15/23, 12/20/20*	5.00%	3.25%	EUR	40	$3,500	$1,801	$1,699
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/19*	5.00	2.54		$195	12,734	5,262	7,472
CCO Holdings, LLC, 7.25%, 10/30/17, 6/20/19*	5.00	0.80		153	19,355	9,651	9,704
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00	34.98		63	(39,003)	(42,892)	3,889
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	19.72		47	(18,130)	(10,863)	(7,267)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	19.72		117	(45,132)	(26,998)	(18,134)
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	0.35		124	5,930	(1,107)	7,037
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	0.66		182	16,049	4,230	11,819
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/19*	5.00	3.30		201	11,185	9,612	1,573
Unitymedia GmbH, 6.125%, 1/15/25, 12/20/20*	5.00	1.51	EUR	70	12,205	11,578	627
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 9/20/20*	5.00	4.82		$71	1,074	(14,030)	15,104
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 9/20/20*	5.00	4.82		20	302	(4,784)	5,086
United States Steel Corp., 6.65%, 6/01/37, 3/20/19*	5.00	3.68		201	6,882	3,410	3,472

54	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
Altice Finco S.A., 9.00%, 6/15/23, 12/20/20*	5.00%	3.25%	EUR	100	$8,746	$4,468	$4,278
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.87		$29	(5,023)	(3,805)	(1,218)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.87		69	(11,953)	(8,402)	(3,551)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.87		91	(15,763)	(11,673)	(4,090)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	7.18		106	(18,362)	(13,860)	(4,502)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	7.18		338	(58,551)	(43,199)	(15,352)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	7.18		454	(78,645)	(55,132)	(23,513)
SFR Group S.A., 5.375%, 5/15/22, 12/20/20*	5.00	3.09	EUR	80	7,584	7,012	572
Western Union Co., 3.65%, 8/22/18, 3/20/19*	1.00	0.54		$100	1,286	(1,754)	3,040
Western Union Co., 3.65%, 8/22/18, 9/20/19*	1.00	0.68		95	1,043	(807)	1,850
Western Union Co., 3.65%, 8/22/18, 9/20/19*	1.00	0.68		40	439	(545)	984
Goldman Sachs Bank USA
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/19*	5.00	5.20		201	(548)	8,550	(9,098)
First Data Corp., 12.625%, 1/15/21, 3/20/19*	5.00	1.47		201	19,327	2,537	16,790
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00	34.98		66	(40,875)	(53,130)	12,255
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/19*	1.00	0.49		201	2,891	(3,887)	6,778

AB HIGH YIELD PORTFOLIO •	55

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00%	72.75%	$201	$(152,123)	$3,409	$(155,532)
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.87	35	(6,063)	(4,772)	(1,291)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.87	35	(6,063)	(4,647)	(1,416)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.87	42	(7,256)	(5,292)	(1,964)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.87	60	(10,393)	(7,956)	(2,437)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	7.18	227	(39,323)	(30,852)	(8,471)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	7.18	227	(39,323)	(30,046)	(9,277)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	7.18	226	(39,149)	(29,860)	(9,289)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	7.18	278	(48,161)	(35,034)	(13,127)
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00	34.98	15	(9,287)	(11,805)	2,518
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/21*	5.00	34.56	70	(44,557)	(46,331)	1,774
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/21*	5.00	34.56	20	(12,730)	(13,718)	988
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	19.72	10	(3,858)	(2,636)	(1,222)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 09/20/20	5.00	19.72	42	(16,201)	(9,131)	(7,070)
Wind Acquisition Finance S.A., 7.00%, 4/23/21, 9/20/20*	5.00	2.14	EUR 30	4,058	3,399	659

56	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA
Virgin Media Finance PLC, 7.00%, 4/15/23, 9/20/19*	5.00%	1.47%	EUR 60	$7,796	$7,395	$401
Wind Acquisition Finance S.A., 11.75%, 7/15/17, 9/20/19*	5.00	1.63	20	2,483	1,772	711
Morgan Stanley & Co. International PLC
AK Steel Corp., 7.625%, 5/15/20, 9/20/19*	5.00	6.22	$30	(779)	364	(1,143)
MGM Growth Properties Operating Partnership LP, 5.625%, 5/01/24, 9/20/19*	5.00	0.61	20	2,527	2,163	364
MGM Resorts International, 7.625%, 1/15/17, 9/20/19*	5.00	1.12	20	2,526	2,163	363
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00	4.83	20	187	1,132	(945)
Morgan Stanley Capital Services LLC
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00	4.83	38	352	1,234	(882)
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00	4.83	56	521	1,932	(1,411)

				$(621,562)	$(485,725)	$(135,837)

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx USD Liquid High Yield Index	2,856	LIBOR	$670	9/20/16	$37,829
iBoxx USD Liquid High Yield Index	767	LIBOR	180	9/20/16	10,163

AB HIGH YIELD PORTFOLIO •	57

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA
iBoxx USD Liquid High Yield Index	1,795	LIBOR	$417	9/20/16	$27,816
iBoxx USD Liquid High Yield Index	569	LIBOR	133	9/20/16	8,074
iBoxx USD Liquid High Yield Index	2,002	LIBOR	490	9/20/16	6,222
iBoxx USD Liquid High Yield Index	366	LIBOR	85	9/20/16	5,670
iBoxx USD Liquid High Yield Index	273	LIBOR	64	9/20/16	3,613
iBoxx USD Liquid High Yield Index	137	LIBOR	32	9/20/16	1,943
iBoxx USD Liquid High Yield Index	85	LIBOR	20	9/20/16	1,129
Goldman Sachs International
iBoxx USD Liquid High Yield Index	2,677	LIBOR	630	9/20/16	33,446
JPMorgan Chase Bank, NA
iBoxx USD Liquid High Yield Index	681	LIBOR	158	9/20/16	10,701
iBoxx USD Liquid High Yield Index	521	LIBOR	123	9/20/16	6,240
iBoxx USD Liquid High Yield Index	250	LIBOR	59	9/20/16	3,048
iBoxx USD Liquid High Yield Index	142	LIBOR	33	9/20/16	2,235
iBoxx USD Liquid High Yield Index	174	LIBOR	41	9/20/16	2,080
iBoxx USD Liquid High Yield Index	85	LIBOR	20	9/20/16	1,033
Morgan Stanley & Co. International PLC
iBoxx USD Liquid High Yield Index	377	LIBOR	88	9/20/16	5,365
iBoxx USD Liquid High Yield Index	374	LIBOR	88	9/20/16	4,795

Pay Total Return on Reference Obligation
Goldman Sachs International
iBoxx USD Liquid High Yield Index	1,553	LIBOR	370	9/20/16	(14,935)
iBoxx USD Liquid High Yield Index	5,666	LIBOR	1,350	9/20/16	(54,492)

					$101,975

^	Notional amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate market value of these securities amounted to $27,801,147 or 31.6% of net assets.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	Non-income producing security.

(e)	Defaulted.

58	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.69% of net assets as of August 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Creditcorp 12.00%, 7/15/18	6/28/13 – 7/21/14	$113,891	$45,600	0.05%
Edcon Ltd. 9.50%, 3/01/18	3/13/15	63,880	26,654	0.03%
iPayment, Inc. 9.50%, 12/15/19	12/29/14 – 2/27/15	207,086	204,208	0.23%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	7/17/14 – 2/19/15	143,522	247	0.00%
Tervita Corp. 8.00%, 11/15/18	7/22/14 – 12/21/15	134,685	178,882	0.20%
Tervita Corp. 10.875%, 2/15/18	7/22/14 – 5/03/16	98,932	127,656	0.15%
Tervita Corp. 9.75%, 11/01/19	5/02/16 – 5/11/16	1,089	1,325	0.00%
Vantage Drilling International 10.00%, 12/31/20	6/17/16	2,906	2,760	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13	335,722	22,275	0.03%

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
CHC Helicopter SA 9.25%, 10/15/20	2/25/15 – 3/04/16	$183,164		$211,680		0.24%
CHC Helicopter SA 9.375%, 6/1/21	2/19/16 – 2/23/16	6,138		16,595		0.02%
Exide Technologies Series AI 11.00%, 4/30/20	4/30/15 – 6/01/15	97,593		83,293		0.09%
Exide Technologies	4/30/15	9,914		5,227		0.01%
Momentive Performance Materials, Inc. 9.00%, 10/15/20	7/16/14 – 10/24/14	– 0	–	– 0	–	0.00%

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at August 31, 2016.

(i)	Convertible security.

(j)	Variable rate coupon, rate shown as of August 31, 2016.

(k)	Floating Rate Security. Stated interest rate was in effect at August 31, 2016.

(l)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2016.

(m)	Defaulted matured security.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(p)	One contract relates to 100 shares.

(q)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(r)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

AB HIGH YIELD PORTFOLIO •	59

Portfolio of Investments

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

PEN – Peruvian Sol

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

TBA – To Be Announced

See notes to financial statements.

60	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $79,679,901)	$79,046,653
Affiliated issuers (cost $8,108,424)	8,108,424
Cash	45,039
Cash collateral due from broker	547,263
Foreign currencies, at value (cost $131,901)	135,770
Unaffiliated interest and dividends receivable	1,306,191
Receivable for investment securities sold	254,065
Unrealized appreciation on credit default swaps	205,575
Unrealized appreciation on total return swaps	171,402
Upfront premium paid on credit default swaps	106,828
Receivable for capital stock sold	118,829
Receivable due from Adviser	45,949
Unrealized appreciation on forward currency exchange contracts	28,341
Receivable for variation margin on exchange-traded derivatives	8,928
Affiliated dividends receivable	1,784
Receivable for terminated credit default swaps	925

Total assets	90,131,966

Liabilities
Options written, at value (premiums received $10,914)	2,651
Swaptions written, at value (premiums received $5,586)	6,265
Upfront premium received on credit default swaps	592,553
Payable for investment securities purchased	381,842
Unrealized depreciation on credit default swaps	341,412
Payable for capital stock redeemed	324,848
Audit and tax fee payable	131,024
Dividends payable	72,431
Unrealized depreciation on total return swaps	69,427
Unrealized depreciation on forward currency exchange contracts	68,174
Transfer Agent fee payable	3,385
Distribution fee payable	749
Accrued expenses and other liabilities	167,711

Total liabilities	2,162,472

Net Assets	$87,969,494

Composition of Net Assets
Capital stock, at par	$9,326
Additional paid-in capital	126,268,690
Undistributed net investment income	942,963
Accumulated net realized loss on investment and foreign currency transactions	(38,063,127)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(1,188,358)

$87,969,494

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	61

Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$999,504	105,926	$9.44	*

C	$188,429	19,968	$9.44

Advisor	$2,062,866	218,518	$9.44

R	$30,292	3,210	$9.44

K	$9,440	1,000	$9.44

I	$16,899,264	1,790,331	$9.44

Z	$67,779,699	7,186,882	$9.43

*	The maximum offering price per share for Class A shares was $9.86 which reflects a sales charge of 4.25%.

See notes to financial statements.

62	• AB HIGH YIELD PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Investment Income
Interest	$13,800,626
Dividends
Unaffiliated issuers	387,737
Affiliated issuers	45,587
Other income	24,398	$14,258,348

Expenses
Advisory fee (see Note B)	51,996
Distribution fee—Class A	243
Distribution fee—Class C	184
Distribution fee—Class R	15
Distribution fee—Class K	2
Transfer agency—Class A	385
Transfer agency—Class C	76
Transfer agency—Advisor Class	639
Transfer agency—Class R	5
Transfer agency—Class I	331
Transfer agency—Class Z	1,344
Custodian	209,627
Audit and tax	136,894
Administrative	57,020
Legal	42,488
Directors’ fees	23,117
Registration fees	20,116
Printing	11,515
Miscellaneous	107,872

Total expenses before interest expense	663,869
Interest expense	3,316

Total expenses	667,185
Less: expenses waived and reimbursed by the Adviser (see Note B)	(113,218)

Net expenses		553,967

Net investment income		13,704,381

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(21,404,879	)(a)
Futures		259,983
Options written		486,183
Swaptions written		176,138
Swaps		(1,535,086)
Foreign currency transactions		(1,883,460)
Net change in unrealized appreciation/depreciation of:
Investments		15,102,800
Futures		83,256
Options written		(169,015)
Swaptions written		(8,218)
Swaps		(475,143)
Foreign currency denominated assets and liabilities		(44,920)

Net loss on investment and foreign currency transactions		(9,412,361)

Net Increase in Net Assets from Operations		$4,292,020

(a)	On May 16, 2016, the Portfolio had a redemption-in-kind with total proceeds in the amount of $172,896,381. The realized loss of $(14,670,661), resulting from redemption-in-kind, will not be recognized for tax purposes.

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	63

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,704,381	$22,450,149
Net realized gain (loss) on investment and foreign currency transactions	(23,901,121)	3,015,460
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,488,760	(33,458,218)

Net increase (decrease) in net assets from operations	4,292,020	(7,992,609)
Dividends to Shareholders from
Net investment income
Class A	(4,614)	– 0	–
Class C	(736)	– 0	–
Advisor Class	(8,493)	– 0	–
Class R	(133)	– 0	–
Class K	(45)	– 0	–
Class I	(82,698)	– 0	–
Class Z	(17,643,339)	(24,694,123)
Capital Stock Transactions
Net decrease	(221,421,717)	(9,408,030)

Total decrease	(234,869,755)	(42,094,762)
Net Assets
Beginning of period	322,839,249	364,934,011

End of period (including undistributed net investment income of $942,963 and $4,978,640, respectively)	$87,969,494	$322,839,249

See notes to financial statements.

64	• AB HIGH YIELD PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield Portfolio (the “Portfolio”), a non-diversified portfolio. The Portfolio acquired the assets and liabilities of AB High-Yield Portfolio, a series of AB Pooling Portfolios (the “Accounting Survivor”), in a reorganization that was effective at the close of business July 26, 2016 (the “Reorganization”). The Reorganization was approved by the Accounting Survivor’s Board of Trustees and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”) (see Note I for additional information). Upon completion of the Reorganization, the Portfolio assumed the performance, financial and other historical accounting information of the Accounting Survivor, including the adoption of the Accounting Survivor’s fiscal year end of August 31. As such, the financial statements and the Class Z shares financial highlights reflect the financial information of the Accounting Survivor through the close of business July 26, 2016. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently offered. As of August 31, 2016, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

AB HIGH YIELD PORTFOLIO •	65

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset

66	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

AB HIGH YIELD PORTFOLIO •	67

Notes to Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus

68	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of August 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$59,117,292		$317,077	(a)	$59,434,369
Corporates – Investment Grade		– 0	–	7,607,364		– 0	–	7,607,364
Bank Loans		– 0	–	3,167,505		683,083		3,850,588
Common Stocks		1,571,942		129,221		138,752		1,839,915
Governments – Treasuries		– 0	–	1,221,670		– 0	–	1,221,670
Preferred Stocks		237,400		887,806		– 0	–	1,125,206
Collateralized Mortgage Obligations		– 0	–	818,342		– 0	–	818,342
Asset-Backed Securities		– 0	–	– 0	–	714,938		714,938
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	676,502		676,502
Emerging Markets – Corporate Bonds		– 0	–	448,035		2,263		450,298
Local Governments – Municipal Bonds		– 0	–	406,162		– 0	–	406,162
Emerging Markets – Sovereigns		– 0	–	193,978		– 0	–	193,978
Governments – Sovereign Agencies		– 0	–	152,336		– 0	–	152,336
Investment Companies		102,766		– 0	–	– 0	–	102,766
Warrants		22,462		– 0	–	38,992		61,454
Options Purchased – Puts		– 0	–	37,973		– 0	–	37,973
Options Purchased – Calls		– 0	–	2,863		– 0	–	2,863
Short-Term Investments:
Investment Companies		8,108,424		– 0	–	– 0	–	8,108,424
U.S. Treasury Bills		– 0	–	349,929		– 0	–	349,929

Total Investments in Securities		10,042,994		74,540,476		2,571,607		87,155,077

AB HIGH YIELD PORTFOLIO •	69

Notes to Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments(b):
Assets:
Futures	$15,459	$16,955	$	– 0	–	$32,414	(c)
Forward Currency Exchange Contracts	– 0	–	28,341	– 0	–	28,341
Centrally Cleared Credit Default Swaps	– 0	–	71,142	– 0	–	71,142	(c)
Credit Default Swaps	– 0	–	205,575	– 0	–	205,575
Total Return Swaps	– 0	–	171,402	– 0	–	171,402
Liabilities:
Futures	(25,431)	– 0	–	– 0	–	(25,431	)(c)
Forward Currency Exchange Contracts	– 0	–	(68,174)	– 0	–	(68,174)
Call Options Written	– 0	–	(673)	– 0	–	(673)
Put Options Written	– 0	–	(1,978)	– 0	–	(1,978)
Credit Default Swaptions Written	– 0	–	(6,265)	– 0	–	(6,265)
Centrally Cleared Credit Default Swaps	– 0	–	(234,554)	– 0	–	(234,554	)(c)
Centrally Cleared Interest Rate Swaps	– 0	–	(330,219)	– 0	–	(330,219	)(c)
Credit Default Swaps	– 0	–	(341,412)	– 0	–	(341,412)
Total Return Swaps	– 0	–	(69,427)	– 0	–	(69,427)

Total(d)	$10,033,022	$73,981,189	$2,571,607	$86,585,818

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options and swaptions written which are valued at market value.

(c)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade(a)			Bank Loans		Common Stocks
Balance as of 8/31/15		$3,400,139		$14,141,504		$270,252
Accrued discounts/(premiums)		14,701		11,711		– 0	–
Realized gain (loss)		(1,013,717)		(639,468)		95,805
Change in unrealized appreciation/depreciation		622,859		(384)		(251,101)
Purchases/Payups		218,701		1,054,588		1,448
Sales/Paydowns		(2,925,606)		(8,282,716)		(443,244)
Transfers in to Level 3		– 0	–	– 0	–	465,592
Transfers out of Level 3		– 0	–	(5,602,152)		– 0	–

Balance as of 8/31/16		$317,077		$683,083		$138,752

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)		$262,055		$(167,616)		$(251,100)

	Collateralized Mortgage Obligations			Asset-Backed Securities		Commercial Mortgage-Backed Securities
Balance as of 8/31/15		$5,008,319		$2,403,731		$4,488,395
Accrued discounts/(premiums)		6,162		29,135		2,248
Realized gain (loss)		138,527		343,383		163,277
Change in unrealized appreciation/depreciation		(208,689)		(385,517)		(243,958)
Purchases/Payups		– 0	–	480,138		243,594
Sales/Paydowns		(3,097,920)		(2,155,932)		(3,977,054)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(1,846,399)		– 0	–	– 0	–

Balance as of 8/31/16	$	– 0	–	$714,938		$676,502

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)	$	– 0	–	$(385,517)		$(96,007)

AB HIGH YIELD PORTFOLIO •	71

Notes to Financial Statements

	Emerging Markets - Corporate Bonds			Warrants		Total
Balance as of 8/31/15	$	– 0	–	$187,275		$29,899,615
Accrued discounts/(premiums)		(159)		– 0	–	63,798
Realized gain (loss)		(357,309)		29,282		(1,240,220)
Change in unrealized appreciation/depreciation		256,515		(90,495)		(300,770)
Purchases/Payups		– 0	–	4,220		2,002,689
Sales/Paydowns		(40,000)		(91,290)		(21,013,762)
Transfers in to Level 3		143,216		– 0	–	608,808	(c)
Transfers out of Level 3		– 0	–	– 0	–	(7,448,551	)(d)

Balance as of 8/31/16		$2,263		$38,992		$2,571,607

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)		$256,515		$(90,495)		$(472,165)

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers from Level 2 into Level 3 under 1% of net assets during the reporting period.

(d)	An amount of $7,448,551 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at August 31, 2016. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/16	Valuation Technique	Unobservable Input	Range/ Weighted Average
Bank Loans	$33,041	Recovery Analysis	Liquidation / New Financing Probability and Assigned Discounted Market Values	85% Probability of Liquidation, Using a Value of $10 15% Probability of New Financing, Using a Value of $30 / $13
Common Stocks	92,569	Market Approach	EBITDA* Projection EBITDA* Multiples	$41.0MM/NA 4.8X – 6.8X/5.8X
	40,956	Market Approach	EBITDA* Projection EBITDA* Multiples	$94.0MM/NA 8.0X – 9.0X/8.5X
Warrants	38,992	Option Price Modeling	Exercise Price Expiration Date EV Volatility%	$6.64% / NA June, 2019 / NA 50% / NA

*	Earnings before Interest, Taxes, Depreciation and Amortization.

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Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed

AB HIGH YIELD PORTFOLIO •	73

Notes to Financial Statements

income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year ending October 31, 2016 and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.05%, 1.80%, .80%, 1.30%, 1.05%, .80% and .80% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2014 are subject to repayment by the Portfolio until October 31, 2017; any fees waived and expenses borne by the Adviser from November 1, 2014 to July 14, 2015, are subject to repayment by the Portfolio until October 31, 2018; such waivers that are subject to repayment amounted to $189,698 and $288,388, respectively. In any case, no repayment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentage set forth above. The Expense Caps may not be terminated by the Adviser before January 31, 2018. The Accounting Survivor did not have Expense Caps. For the year ended August 31, 2016, such reimbursements/waivers amounted to $101,767. Prior to July 27, 2016, the Accounting Survivor did not pay an advisory fee.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. Prior to the Reorganization, the reimbursement for such services provided to the Accounting Survivor amounted to $48,550. Subsequent to the Reorganization, for the year ended August 31, 2016, the Adviser voluntarily agreed to waive such fees amounting to $8,470.

AB HIGH YIELD PORTFOLIO •	75

Notes to Financial Statements

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,915 for the year ended August 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $384 from the sale of Class A shares and received $-0- and $14 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to Government Money Market Portfolio’s effective advisory fee. For the year ended August 31, 2016, such waiver amounted to $2,981. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the year ended August 31, 2016 is as follows:

Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/16 (000)	Dividend Income (000)
$ 5,978	$137,314	$135,184	$8,108	$46

Brokerage commissions paid on investment transactions for the year ended August 31, 2016 amounted to $53,071, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $1,161, $-0- and $-0- for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$88,245,003		$327,551,921
U.S. government securities	– 0	–	2,204,988

Investment Transactions

As the surviving fund for book and tax purposes are different, and since the merged entity will have a tax year end of October 31, 2016 rather than August 31, 2016, the following amounts, as well as those under Note H, represent estimated amounts which are approximations for the merged entity.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$88,471,004

Gross unrealized appreciation	$4,392,435
Gross unrealized depreciation	(5,708,362)

Net unrealized appreciation	$(1,315,927)

AB HIGH YIELD PORTFOLIO •	77

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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Notes to Financial Statements

During the year ended August 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

AB HIGH YIELD PORTFOLIO •	79

Notes to Financial Statements

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At August 31, 2016, the maximum payments for written put options amounted to $3,440,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

At August 31, 2016, the maximum payments for written put swaptions amounted to $395,010,000, with net unrealized depreciation of $(679), and a term of less than 5 years, as reflected in the portfolio of investments.

During the year ended August 31, 2016, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended August 31, 2016, the Portfolio held written options for hedging and non-hedging purposes.

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Notes to Financial Statements

For the year ended August 31, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/15	4,949		$455,785
Options written	10,083		370,814
Options assigned	(146)		(39,139)
Options expired	(8,825)		(572,412)
Options bought back	(5,620)		(204,134)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 8/31/16	441		$10,914

	Notional Amount		Premiums Received
Swaptions written outstanding as of 8/31/15	13,930,000		$47,331
Swaptions written	75,850,000		179,267
Swaptions expired	(57,879,000)		(103,389)
Swaptions bought back	(27,911,000)		(117,623)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 8/31/16	3,990,000		$5,586

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a

AB HIGH YIELD PORTFOLIO •	81

Notes to Financial Statements

netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide

82	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2016, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay

AB HIGH YIELD PORTFOLIO •	83

Notes to Financial Statements

to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of August 31, 2016, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $1,903,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

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Notes to Financial Statements

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2016, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a

AB HIGH YIELD PORTFOLIO •	85

Notes to Financial Statements

settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended August 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$15,459	*	Receivable/Payable for variation margin on exchange-traded derivatives	$330,219	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	71,142	*	Receivable/Payable for variation margin on exchange-traded derivatives	234,554	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	16,955	*	Receivable/Payable for variation margin on exchange-traded derivatives	25,431	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	28,341		Unrealized depreciation on forward currency exchange contracts	68,174

Interest rate contracts	Investments in securities, at value	1,949

Credit contracts	Investments in securities, at value	27,080

Equity contracts	Investments in securities, at value	11,807

Credit contracts				Swaptions written, at value	6,265

Equity contracts				Options written, at value	2,651

Credit contracts	Unrealized appreciation on credit default swaps	205,575		Unrealized depreciation on credit default swaps	341,412

Equity contracts	Unrealized appreciation on total return swaps	171,402		Unrealized depreciation on total return swaps	69,427

Total		$549,710			$1,078,133

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$336,769		$15,459

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(76,786)		67,797

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	109,898		(30,975)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(6,565)

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(282,180)		27,288

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(664,310)		(188,341)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	176,138		(8,218)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	486,183		(169,015)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(801,372)	$(344,549)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(216,970)	(734,135)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(516,744)	603,541

Total		$(1,449,374)	$(767,713)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended August 31, 2016:

Futures:
Average original value of buy contracts	$7,802,865
Average original value of sale contracts	$2,265,367	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,638,337
Average principal amount of sale contracts	$18,433,692

Purchased Options:
Average monthly cost	$216,335

Centrally Cleared Interest Rate Swaps:
Average notional amount	$12,136,769

Credit Default Swaps:
Average notional amount of buy contracts	$14,584,156
Average notional amount of sale contracts	$10,981,883

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$36,920,012
Average notional amount of sale contracts	$18,775,722

Total Return Swaps:
Average notional amount	$16,305,231

(a)	Positions were open for ten months during the year.

(b)	Positions were open for eleven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of August 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$172	$	– 0	–	$	– 0	–	$	– 0	–	$172
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	20,563		(2,651)			– 0	–		– 0	–	17,912

Total	$20,735		$(2,651)		$	– 0	–	$	– 0	–	$18,084

OTC Derivatives:
Bank of America, NA	$51,609	$	– 0	–	$	– 0	–	$	– 0	–	$51,609
Barclays Bank PLC	80,958		(80,958)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	372		(372)			– 0	–		– 0	–	– 0	–
Citibank, NA	62,725		(28,268)			– 0	–		– 0	–	34,457
Credit Suisse International	19,098		(19,098)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	6,092		– 0	–		– 0	–		– 0	–	6,092
Goldman Sachs Bank USA/Goldman Sachs International	159,622		(159,622)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	37,565		(6,454)			– 0	–		– 0	–	31,111
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	25,590		(2,544)			– 0	–		– 0	–	23,046
State Street Bank & Trust Co.	19,946		(19,946)			– 0	–		– 0	–	– 0	–

Total	$463,577		$(317,262)		$	– 0	–	$	– 0	–	$146,315	^

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Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$2,561	$(2,651)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$2,561	$(2,651)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$127,974	$(80,958)	$	– 0	–	$	– 0	–		$47,016
Brown Brothers Harriman & Co.	480	(372)		– 0	–		– 0	–		108
Citibank, NA	28,268	(28,268)		– 0	–		– 0	–		– 0	–
Credit Suisse International	191,289	(19,098)		– 0	–		– 0	–		172,191
Goldman Sachs Bank USA/Goldman Sachs International	604,207	(159,622)		– 0	–		– 0	–		444,585
JPMorgan Chase Bank, NA	6,454	(6,454)		– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	2,544	(2,544)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	39,017	(19,946)		– 0	–		– 0	–		19,071

Total	$1,000,233	$(317,262)	$	– 0	–	$	– 0	–		$682,971	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient

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Notes to Financial Statements

than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended August 31, 2016, the average amount of reverse repurchase agreements outstanding was 1,771,774 and the daily weighted average interest rate was (0.40)%. As of August 31, 2016, the Portfolio had no transactions in reverse repurchase agreements.

4. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by

AB HIGH YIELD PORTFOLIO •	91

Notes to Financial Statements

borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the year ended August 31, 2016, the Portfolio had no commitments outstanding and received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015

Class A(a)
Shares sold	106,432	– 0	–	$996,211	$	– 0	–

Shares issued in reinvestment of dividends	630	– 0	–	5,916		– 0	–

Shares redeemed	(1,136)	– 0	–	(10,687)		– 0	–

Net increase	105,926	– 0	–	$991,440	$	– 0	–

Class C(a)
Shares sold	19,881	– 0	–	$186,096	$	– 0	–

Shares issued in reinvestment of dividends	87	– 0	–	816		– 0	–

Net increase	19,968	– 0	–	$186,912	$	– 0	–

92	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015

Advisor Class(a)
Shares sold	217,581	– 0	–	$2,039,971	$	– 0	–

Shares issued in reinvestment of dividends	1,146	– 0	–	10,763		– 0	–

Shares redeemed	(209)	– 0	–	(1,957)		– 0	–

Net increase	218,518	– 0	–	$2,048,777	$	– 0	–

Class R(a)
Shares sold	3,196	– 0	–	$29,918	$	– 0	–

Shares issued in reinvestment of dividends	14	– 0	–	130		– 0	–

Net increase	3,210	– 0	–	$30,048	$	– 0	–

Class K(a)
Shares sold	1,000	– 0	–	$9,364	$	– 0	–

Net increase	1,000	– 0	–	$9,364	$	– 0	–

Class I(a)
Shares sold	1,790,331	– 0	–	$16,762,629	$	– 0	–

Net increase	1,790,331	– 0	–	$16,762,629	$	– 0	–

Class Z
Shares sold	247,023	611,033		$2,284,326		$6,358,714

Shares issued in reinvestment of dividends	1,887,844	2,387,311		17,643,285		24,694,123

Shares issued in connection with the Reorganization	7,289,875	– 0	–	68,233,326		– 0	–

Shares redeemed	(34,787,674)	(3,925,769)		(329,611,824)		(40,460,867)

Net decrease	(25,362,932)	(927,425)		$(241,450,887)		$(9,408,030)

(a)	Inception date of July 26, 2016.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated

AB HIGH YIELD PORTFOLIO •	93

Notes to Financial Statements

securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

94	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject

AB HIGH YIELD PORTFOLIO •	95

Notes to Financial Statements

to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended August 31, 2016.

NOTE H

Distributions to Shareholders

Due to different book and tax survivors, as indicated in Note D, the following footnotes represent estimated disclosures that approximate the values of the merged entity.

The tax character of distributions paid during the fiscal years ended August 31, 2016 and August 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$17,740,058	$24,694,123

Total taxable distributions paid	$17,740,058	$24,694,123

As of August 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$	– 0	–
Accumulated capital and other losses		(22,235,908)	(a)
Unrealized appreciation/(depreciation)		(1,578,613)	(b)

Total accumulated earnings/(deficit)		$(23,814,521)	(c)

(a)	As of August 31, 2016, the Fund had a net capital loss carryforward of $22,235,908.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to the tax treatment of defaulted securities and merger related adjustments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These postenactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. The merged entity has a post-enactment net short-term capital loss carryforward of $6,416,410, and a long-term capital loss carryforward of $3,352,605 which may be carried forward for an indefinite period. The utilization of some of these losses could potentially be subject to limitations under the Internal Revenue Code.

96	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

The merged entity also has a net pre-enactment short term capital loss carryforward of $12,466,893 which will expire in 2017.

NOTE I

Merger and Reorganization

At a meeting held May 3-5, 2016, the Board, on behalf of the Portfolio, and the Board of Trustees of the Accounting Survivor, approved the Reorganization Agreement providing for the tax-free acquisition by the Portfolio of the assets and liabilities of the Accounting Survivor. The acquisition was completed at the close of business July 26, 2016. The Portfolio’s fiscal year end will change to October 31, effective in 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Accounting Survivor’s shares were transferred in exchange for the Portfolio’s Class Z shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
Accounting Survivor	7,254,378	– 0	–	$68,233,326	+	$	– 0	–
The Portfolio	2,097,920	9,387,795		$19,642,348	++		$87,875,674

+	Includes undistributed net investment income of $404,396 and unrealized depreciation on investments of $1,497,163, with a fair value of $60,408,577 and identified cost of $61,905,740.

++	Includes unrealized depreciation of $370,906.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Accounting Survivor was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient.

AB HIGH YIELD PORTFOLIO •	97

Notes to Financial Statements

The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

98	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
July 26, 2016(a) to August 31, 2016

Net asset value, beginning of period	$ 9.36

Income From Investment Operations
Net investment income(b)(c)	.05
Net realized and unrealized gain on investment and foreign currency transactions†	.07

Net increase in net asset value from operations	.12

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 9.44

Total Return
Total investment return based on net asset value(d)	1.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	1.06%
Expenses, before waivers/reimbursements(e)^	2.71%
Net investment income(c)^	5.13%
Portfolio turnover rate	44%

See footnote summary on page 106.

AB HIGH YIELD PORTFOLIO •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
July 26, 2016(a) to August 31, 2016

Net asset value, beginning of period	$ 9.36

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions†	.08

Net increase in net asset value from operations	.12

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 9.44

Total Return
Total investment return based on net asset value(d)	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$188
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	1.81%
Expenses, before waivers/reimbursements(e)^	3.47%
Net investment income(c)^	4.36%
Portfolio turnover rate	44%

See footnote summary on page 106.

100	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
July 26, 2016(a) to August 31, 2016

Net asset value, beginning of period	$ 9.36

Income From Investment Operations
Net investment income(b)(c)	.05
Net realized and unrealized gain on investment and foreign currency transactions†	.08

Net increase in net asset value from operations	.13

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 9.44

Total Return
Total investment return based on net asset value(d)	1.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,063
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	.81%
Expenses, before waivers/reimbursements(e)^	2.41%
Net investment income(c)^	5.30%
Portfolio turnover rate	44%

See footnote summary on page 106.

AB HIGH YIELD PORTFOLIO •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
July 26, 2016(a) to August 31, 2016

Net asset value, beginning of period	$ 9.36

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions†	.08

Net increase in net asset value from operations	.12

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 9.44

Total Return
Total investment return based on net asset value(d)	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	1.30%
Expenses, before waivers/reimbursements(e)^	2.70%
Net investment income(c)^	4.80%
Portfolio turnover rate	44%

See footnote summary on page 106.

102	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
July 26, 2016(a) to August 31, 2016

Net asset value, beginning of period	$ 9.36

Income From Investment Operations
Net investment income(b)(c)	.05
Net realized and unrealized gain on investment and foreign currency transactions†	.07

Net increase in net asset value from operations	.12

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 9.44

Total Return
Total investment return based on net asset value(d)	1.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	1.05%
Expenses, before waivers/reimbursements(e)^	2.38%
Net investment income(c)^	5.12%
Portfolio turnover rate	44%

See footnote summary on page 106.

AB HIGH YIELD PORTFOLIO •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
July 26, 2016(a) to August 31, 2016

Net asset value, beginning of period	$ 9.36

Income From Investment Operations
Net investment income(b)(c)	.05
Net realized and unrealized gain on investment and foreign currency transactions†	.08

Net increase in net asset value from operations	.13

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 9.44

Total Return
Total investment return based on net asset value(d)	1.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	.81%
Expenses, before waivers/reimbursements(e)^	2.06%
Net investment income(c)^	5.38%
Portfolio turnover rate	44%

See footnote summary on page 106.

104	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended August 31,
	2016(f)		2015(f)	2014(f)	2013(f)		2012(f)

Net asset value, beginning of period	$ 9.87		$ 10.85	$ 10.33	$ 10.26		$ 9.66

Income From Investment Operations
Net investment income(b)	.60	(c)	.67	.72	.75		.76
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)		(.91 )†	.53 †	.18	†	.53 †

Net increase (decrease) in net asset value from operations	.56		(.24)	1.25	.93		1.29

Less: Dividends
Dividends from net investment income	(1.00)		(.74)	(.73)	(.86)		(.69)

Net asset value, end of period	$ 9.43		$ 9.87	$ 10.85	$ 10.33		$ 10.26

Total Return
Total investment return based on net asset value(d)	6.19	%*	(2.27)%*	12.44%	9.24%		13.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,780		$322,839	$364,934	$366,553		$397,208
Ratio to average net assets of:.
Expenses, net of waivers/reimbursements	.25	%(e)	.13%	.11%	.09	%(e)	.07%
Expenses, before waivers/reimbursements	.30	%(e)	.13%	.11%	.09	%(e)	.07%
Net investment income	6.41	%(c)	6.45%	6.68%	7.15%		7.87%
Portfolio turnover rate	44%		51%	54%	63%		57%

See footnote summary on page 106.

AB HIGH YIELD PORTFOLIO •	105

Financial Highlights

(a)	Inception date.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended August 31,
	2016	2015	2014	2013	2012
Class A
Net of waivers/reimbursements^	1.05%
Before waivers/reimbursements^	2.70%
Class C
Net of waivers/reimbursements^	1.80%
Before waivers/reimbursements^	3.46%
Advisor Class
Net of waivers/reimbursements^	.80%
Before waivers/reimbursements^	2.40%
Class R
Net of waivers/reimbursements^	1.30%
Before waivers/reimbursements^	2.70%
Class K
Net of waivers/reimbursements^	1.05%
Before waivers/reimbursements^	2.38%
Class I
Net of waivers/reimbursements^	.80%
Before waivers/reimbursements^	2.06%
Class Z
Net of waivers/reimbursements	.25%	N/A	N/A	.09%	N/A
Before waivers/reimbursements	.29%	N/A	N/A	.09%	N/A

(f)	On the date of Reorganization, the accounting and performance history of the Accounting Survivor was retained as that of the Portfolio (see Note A). As a result, the per share table has been adjusted for the prior periods presented to reflect the transaction. The conversion ratio used was 1.00489316, as the Accounting Survivor’s NAV was $9.4058 while the Portfolio’s NAV was $9.36 on the date of Reorganization.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended August 31, 2016 and August 31, 2015 by 0.02% and 0.09%, respectively.

See notes to financial statements.

106	• AB HIGH YIELD PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB High Yield Portfolio (the “Fund”), one of the portfolios constituting the AB Bond Fund, Inc., as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB High Yield Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2016

AB HIGH YIELD PORTFOLIO •	107

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Gershon M. Distenfeld(2), Vice President

Sherif M. Hamid(2), Vice President

Douglas J. Peebles(2), Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Ashish C. Shah(2), Vice President

Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the High Yield Investment Team. Messrs. Distenfeld, Hamid, Peebles, Rudolph-Shabinksy and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

108	• AB HIGH YIELD PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 56 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB HIGH YIELD PORTFOLIO •	109

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 75 (2014)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi- conductors) since 2007

John H. Dobkin, # 74 (2014)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 72 (2014)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., # 84 (2014)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB HIGH YIELD PORTFOLIO •	111

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 80 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108

Nancy P. Jacklin, # 68 (2014)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

AB HIGH YIELD PORTFOLIO •	113

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 64 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, # 77 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

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Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB HIGH YIELD PORTFOLIO •	115

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Sherif M. Hamid 40	Vice President	Senior Vice President of the Adviser, with which he has been associated since 2013 and Portfolio Manager for High Yield. Previously, he served as head of European Credit Strategy of Barclays Capital since prior to 2011.

Douglas J. Peebles, 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since 2011.

Ivan Rudolph-Shabinsky 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Ashish C. Shah 46	Vice President	Senior Vice President, and Head of Global Credit of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

Stephen M. Woetzel 44	Controller	Vice President of ABIS**, with which he has been associated since prior to 2011.

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Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

AB HIGH YIELD PORTFOLIO •	117

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”) in respect of AB High Yield Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

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March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on September 30, 2015.

Portfolio	Net Assets 9/30/15 ($MM)	Advisory Fee
High Yield Portfolio[4],[5]	$18.9	0.60% on 1st $2.5 billion
		0.55% on next $2.5 billion
		0.50% on the balance

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Portfolio’s fiscal year ended October 31, 2014, the Adviser received $19,919 (0.100% of the Portfolio’s average daily net assets) for providing such services but waived the amount in its entirety.

3	Jones v. Harris at 1427.

4	The advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the High Income category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the High Income category is as follows: 50 bp on the first $2.5 billion, 45 bp on the next $2.5 billion, and 40 bp on the balance.

5	The Adviser manages AB High Income Fund, Inc. (“High Income Fund, Inc.”). Prior to January 25, 2008, the High Income Fund, Inc. had an emerging market debt investment strategy and was known as AB Emerging Market Debt Fund, Inc. In addition, on or around January 25, 2008, High Income Fund, Inc. merged with other retail fixed income mutual funds managed by the Adviser: AB Corporate Debt Portfolio (“Corporate Debt Portfolio”) and AB High Yield Fund, Inc. (“High Yield Fund, Inc.”). Emerging Market Debt Fund, Inc., Corporate Debt Portfolio and High Yield Fund, Inc. were categorized as High Income and accordingly, their advisory fee schedules were identical to each other under the High Income category.

AB HIGH YIELD PORTFOLIO •	119

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the gross expense ratios of the Portfolio for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End
High Yield Portfolio[8],[9]	Advisor	0.80%	9.04%	Oct. 31 (ratios as of April 30, 2015)
	Class A	1.05%	7.52%
	Class C	1.80%	9.12%
	Class R	1.30%	4.28%
	Class K	1.05%	4.01%
	Class I	0.80%	3.74%
	Class Z	0.80%	3.75%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser

6	Semi-annual total expense ratios are unaudited.

7	Annualized

8	The Rule 12b-1 fee for Class A shares of the Fund is 0.25%.

9	The Portfolio’s fiscal percentage of net assets allocated to ETFs as of July 31, 2015 is 0.55%. The Portfolio’s acquired funds expense ratio related to such ETF holdings is 0.0008%.

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needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company is more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on September 30, 2015 net assets.11

Portfolio	Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
High Yield Portfolio	$18.9	U.S. High Yield 0.55% on 1st $50 million 0.30% on the balance Minimum account size: $50m	0.550%	0.600%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB HIGH YIELD PORTFOLIO •	121

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[12]
High Yield Portfolio	U.S. High Yield
	Class A2	1.20%
	Class I2 (Institutional)	0.65%

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The table below shows the fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio:

Portfolio	ITM Mutual Fund	Fee
High Yield Portfolio	High Yield Open Fund	1.00%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.13,14 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the

12	Class A2 shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

122	• AB HIGH YIELD PORTFOLIO

median of the Fund’s Broadridge Expense Group (“EG”)15 and the Portfolio’s contractual management fee ranking.16

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[17]	Broadridge EG Median (%)	Broadridge EG Rank
High Yield Portfolio	0.600	0.680	3/17

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.18

Portfolio	Expense Ratio (%)[19]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
High Yield Portfolio	1.050	1.090	4/17	1.050	55/109

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

15	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

17	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

18	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year Class A share total expense ratio.

AB HIGH YIELD PORTFOLIO •	123

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative, during calendar year 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $49 and $66 in front-end sales loads and Rule 12b-1 fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid

124	• AB HIGH YIELD PORTFOLIO

approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $6,000 in fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

AB HIGH YIELD PORTFOLIO •	125

various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1 year performance returns and rankings23 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)24 for the period ended July 31, 2015.25

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance returns and rankings of the Portfolio are for the Fund’s Class A shares. The performance returns of the Portfolio were provided by Broadridge.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

126	• AB HIGH YIELD PORTFOLIO

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Yield Portfolio
1 year	0.19	-1.18	0.09	5/17	57/119

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Period Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Yield Portfolio	0.19	-0.61	4.13	0.06	1
Barclays U.S. High Yield 2% Issuer Cap Index	0.37	-0.75	4.64	0.10	1
Inception Date: July 15, 2014

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB HIGH YIELD PORTFOLIO •	127

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

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Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

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Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

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Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

128	• AB HIGH YIELD PORTFOLIO

AB Family of Funds

AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HY-0151-0816

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Bond Fund - High Yield	2015	$92,727	$—	$22,832
	2016	$114,070	$—	$30,973

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Bond Fund - High Yield	2015	$440,907	$22,832
			$—
			$(22,832)
	2016	$288,518	$30,973
			$—
			$(30,973)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 31, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 31, 2016